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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21558

                       Pioneer Short Term Income Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  August 31


Date of reporting period:  September 1, 2008 through August 31, 2009


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


                Pioneer Short Term
                Income Fund
--------------------------------------------------------------------------------
                Annual Report | August 31, 2009
--------------------------------------------------------------------------------

                Ticker Symbols:
                Class A   STABX
                Class B   STBBX
                Class C   PSHCX
                Class Y   PSHYX

                [LOGO]PIONEER
                      Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents

Letter to Shareowners                                         2
Portfolio Management Discussion                               4
Portfolio Summary                                             8
Prices and Distributions                                      9
Performance Update                                           10
Comparing Ongoing Fund Expenses                              14
Schedule of Investments                                      16
Financial Statements                                         35
Notes to Financial Statements                                43
Report of Independent Registered Public Accounting Firm      52
Trustees, Officers and Service Providers                     54

                  Pioneer Short Term Income Fund | Annual Report | 8/31/09     1

President's Letter

Dear Shareowner,

Stock and bond markets around the globe have begun to recover this year from one of their most tumultuous periods in history. This is a welcome relief, and we are generally optimistic about the prospects for the economy going forward. Still, challenges remain. Unemployment is high. Consumer demand and loan growth are weak. And housing has not yet returned to normal.

At Pioneer, we have long advocated the benefits of investing for the long term. This strategy has generally performed well for many investors. Those who remained invested in the market during the downturn have most likely seen their portfolios start to recover this year as the Dow Jones Industrial Average climbed back towards the 10,000 level. Many bond investors have similarly seen a strong rebound, with a broad-based recovery across many different fixed-income asset classes. The riskiest asset classes, such as high yield bonds, outperformed other fixed-income asset classes through the first eight months of 2009.

At Pioneer, we are not changing the approach to investing that we have used for more than 80 years. We remain focused on company fundamentals and risk management. Our investment process is based on careful research into individual companies, quantitative analysis, and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we see potential opportunities for making money in many corners of the markets around the globe, it takes research and experience to separate solid investment opportunities from speculation.

Following this difficult period, many investors are rethinking their approach to investing and risk management. Some are questioning whether the basic investment principles they been taught in the past are still useful in today's markets. Complicating matters is that financial markets remain unpredictable. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

2     Pioneer Short Term Income Fund | Annual Report | 8/31/09

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. We greatly appreciate you putting your trust in us and we thank you for investing with Pioneer.

Respectfully,

/s/Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                  Pioneer Short Term Income Fund | Annual Report | 8/31/09     3

Portfolio Management Discussion | 8/31/09

In the following interview, portfolio managers Richard Schlanger and Charles Melchreit discuss the factors that influenced Pioneer Short Term Income Fund's performance for the 12-month period ended August 31, 2009.

Q Can you describe the market environment for fixed-income investors over the 12-month period ended August 31, 2009?

A Early in the period, the principal driver of fixed-income performance was the continued distress in the credit markets, which came to a head in September of 2008. First, the government placed Fannie Mae and Freddie Mac, which collectively own or guarantee roughly half of the U.S. mortgage market, into conservatorship. A week later, leading investment bank Lehman Brothers failed and the Treasury was forced to bail out global insurance conglomerate AIG. As the month drew to a close, the FDIC seized and sold giant thrift Washington Mutual.

     The result of the turmoil in September 2008 was a freezing of the credit markets, an evaporation of liquidity and a stampede into government-backed issues. In this environment, Treasury prices were driven higher and their yields to historic lows. By contrast, prices in many other fixed-income asset classes declined sharply, as even high-quality sectors were driven down by forced selling from market participants, such as hedge funds, seeking to reduce leverage in their portfolios and reduce exposure to credit risk.

     The U.S. government responded to the credit crisis with a range of dramatic measures aimed at restoring liquidity. The measures included the Federal Reserve's (the Fed's) opening of its discount window to investment banks while also lowering, in December of 2008, the benchmark Fed funds rate from 2.00% to the unprecedented range of 0% to 0.25%. Other highlights included congressional passage of an $800 billion stimulus package; the FDIC stepping in to guarantee debt issued by banks seeking to gain liquidity; and the U.S. Treasury initiating more than $1 trillion in open market purchases of mortgage-backed securities.

     As the Fund's annual reporting period progressed, the overall market gained confidence that the unprecedented government liquidity measures were helping to mend the credit markets. Investors also were attracted to non-Treasury assets by historically wide yield spreads that resulted from the extreme risk aversion that prevailed in the months following the September 2008 credit market collapse. The result was a stabilization of non-Treasury asset classes and a powerful rally in corporate bonds over the last several months of the Fund's fiscal year.

4     Pioneer Short Term Income Fund | Annual Report | 8/31/09

     For the 12 months ended August 31, 2009, Treasury yields fell from already low levels and the yield curve steepened, as declines were more significant on securities with shorter maturities. To illustrate, over the 12-month period the two-year Treasury yield fell by 140 basis points (bps), from 2.37% to 0.97%, while the five-year Treasury yield fell 70 bps, from 3.09% to 2.39%.

Q    How did the Fund perform in this environment?

A Over the 12 months ended August 31, 2009, the Fund's Class A shares returned 3.90% at net asset value, while the Fund's benchmark, the Barclays Capital (formerly Lehman Brothers) One- to Three-Year Government/Credit Index, returned 5.17%. Over the same period, the average return of the 255 Short/Investment-Grade Debt funds tracked by Lipper, Inc. was 2.68%.

Q Can you review the Fund's principal strategies during the 12 months ended August 31, 2009?

A We continue to follow a disciplined investment process based on identifying relative value among fixed-income sectors and carefully evaluating the risk/reward profile of credit-sensitive issues. The average quality of the Fund's portfolio remains a high "A+." Early in the period we had essentially no exposure to U.S. Treasury issues, reflecting our view that Treasuries, while viewed by many investors as a safe haven, were not valued attractively compared with credit-sensitive sectors given their negative real yields. This factor constrained the Fund's performance, as Treasuries continued to benefit from the unprecedented flight to quality for some months following the September meltdown.

     We sold Treasury issues out of the Fund in favor of an increased weighting in a variety of mortgage-related securities with higher yields. In selecting residential mortgage-backed issues, we have emphasized higher coupon pools. This is because we do not expect mortgage prepayments to increase substantially despite prevailing low interest rates. Given the tightening of lending standards that has occurred and reduced homeowner equity in the wake of the housing collapse, we believe any uptick in refinancing will be modest. Our focus on maximizing income generation from residential mortgage holdings contributed positively to the Fund's performance during the 12 months ended August 31, 2009. However, the Fund's exposure to commercial mortgage-backed securities constrained returns, as the sector experienced sharp declines early in the period.

     As the 12-month period progressed, we began to shift the Fund's assets out of mortgages and into corporate issues in light of the exceptional yield advantage they provided. At the end of the period on August 31, 2009, mortgage-related securities accounted for 49% of Fund assets, down from

                  Pioneer Short Term Income Fund | Annual Report | 8/31/09     5

     79% midway through the 12-month period. The Fund's corporate holdings were 32% of assets at August 31, 2009, up from 19% of assets 12 months earlier. In particular, we made significant purchases of new corporate issuance in order to take advantage of the higher yields being offered compared with issues traded in the secondary market. The Fund's purchases in that area helped performance when corporate spreads narrowed over the last half of the Fund's fiscal year (between February 28 and August 31, 2009).

     The Fund's overall duration at the end of August 2009 was 2.42 years, compared to 1.87 years for the benchmark Barclays Capital One- to Three-Year Government/Credit Index. (Duration is a measure of sensitivity to changes in interest rates; the longer the duration, the more sensitive a portfolio can be to interest rate shifts.) Our lengthening of the Fund's duration worked out well, as rates fell over the 12-month period on the short-to-intermediate end of the yield curve.

Q    What is your assessment of the current climate for fixed-income investing?

A We continue to believe that the Fed is unlikely to raise interest rates in the near future, given the depth of the current recession and the high unemployment rate. The Fed has even less incentive to raise its benchmark overnight lending rate when you consider that a steep yield curve helps struggling banks by allowing them to borrow at low short-term rates and lend at higher long-term rates. As a result, we expect to maintain the Fund's somewhat aggressive overall portfolio duration and corresponding sensitivity to changes in interest rates.

     While the yield advantage provided by corporate issues has narrowed from the extremes of the recent past, we believe there is potential for further strengthening of prices in the corporate sector as the economy continues to mend. In our view, the most likely scenario is for a very gradual recovery in global economic conditions, with emerging economies taking the lead. In the U.S., businesses are beginning to rebuild inventories, but hiring likely will take longer to return to prior levels. If unemployment persists at current high levels, the negative impact on consumer spending will dampen the current recovery.

     In addition to Fed policy and the employment picture, we will be closely monitoring the political climate in Washington as varying levels of stimulus spending, taxation and budget deficits are debated. As always, we will continue to seek to provide a high level of current income while reducing the impact of interest rate changes on the Fund's share price. We believe our focus on income and relative share price stability makes the Fund an attractive investment for appropriate investors in the current low interest rate environment.

6     Pioneer Short Term Income Fund | Annual Report | 8/31/09

Please refer to the Schedule of Investments on pages 16-34 for a full listing of Fund securities.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. These risks may increase share price volatility. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. The securities issued by U.S. government sponsored entities (i.e. FNMA, Freddie Mac) are neither guaranteed nor issued by the U.S. government. The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Past performance is not a guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes.

                  Pioneer Short Term Income Fund | Annual Report | 8/31/09     7

Portfolio Summary | 8/31/09

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Collateralized Mortgage Obligations          31.2%
U.S. Corporate Bonds                         28.2%
U.S. Government Securities                   27.1%
Temporary Cash Investments                    6.3%
Asset Backed Securities                       4.8%
Senior Floating Rate Loans                    2.2%
Foreign Government Bonds                      0.2%

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio; based on S&P ratings)

[THE FOLLOWING DATA IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

AAA                      2.0%
AA                       5.6%
A                       10.8%
BBB                     13.6%
BB                       5.4%
B & Lower                1.4%
Commercial Paper         4.5%
Treasury/Agency         56.7%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

 1.    U.S. Treasury Note, 0.875%, 5/31/11                                           4.38%
 2.    U.S. Treasury Note, 1.875%, 6/15/12                                           4.03
 3.    U.S. Treasury Note, 1.5%, 7/15/12                                             3.19
 4.    U.S. Treasury Note, 1.0%, 7/31/11                                             3.19
 5.    CS First Boston Mortgage Security Corp., 7.13%, 11/15/30                      2.31
 6.    Countrywide Home Loans, Inc., 5.5%, 10/25/32                                  2.18
 7.    LBUBS 2001-C2 C, 6.975%, 9/15/34                                              1.98
 8.    RALI 2005-QA10 A41, 5.7412%, 9/25/35                                          1.81
 9.    Federal National Mortgage Association, 6.0%, 1/1/39                           1.79
10.    American Home Mortgage Investment Corp., Floating Rate Note, 10/25/34         1.62

* This list excludes temporary cash and derivative instruments. The portfolio is actively managed and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

8     Pioneer Short Term Income Fund | Annual Report | 8/31/09

Prices and Distributions | 8/31/09

Net Asset Value per Share
--------------------------------------------------------------------------------

     Class       8/31/09       8/31/08
       A         $ 9.40        $ 9.52
--------------------------------------
       B         $ 9.39        $ 9.50
--------------------------------------
       C         $ 9.38        $ 9.49
--------------------------------------
       Y         $ 9.38        $ 9.51
--------------------------------------

Distributions per Share: 9/1/08-8/31/09
--------------------------------------------------------------------------------

                 Net Investment       Short-Term         Long-Term
     Class           Income          Capital Gains     Capital Gains
       A            $ 0.4635              $ --              $ --
---------------------------------------------------------------------
       B            $ 0.3800              $ --              $ --
---------------------------------------------------------------------
       C            $ 0.3870              $ --              $ --
---------------------------------------------------------------------
       Y            $ 0.4919              $ --              $ --
---------------------------------------------------------------------

                  Pioneer Short Term Income Fund | Annual Report | 8/31/09     9

Performance Update | 8/31/09                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Short Term Income Fund at public offering price, compared to that of the Barclays Capital One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of August 31, 2009)
--------------------------------------------------------------------------
                                         Net Asset        Public Offering
Period                                   Value (NAV)      Price (POP)
--------------------------------------------------------------------------
Life-of-Class
(7/8/04)                                 2.91%            2.40%
5 Years                                  2.88             2.36
1 Year                                   3.90             1.34
--------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2008)
--------------------------------------------------------------------------
                                         Gross            Net
--------------------------------------------------------------------------
                                         1.00%            0.90%
--------------------------------------------------------------------------

[THE FOLLOWING DATA IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $10,000 Investment

           Pioneer           Barclays Capital
         Short Term         One- to Three-Year
         Income Fund     Government/Credit Index
7/04        $9,750               $10,000
             9,805                10,078
8/05         9,933                10,218
            10,170                10,534
8/07        10,645                11,104
            10,877                11,754
8/09        11,301                12,361

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

POP returns reflect deduction of maximum 2.50% sales charge. NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 1/1/12 for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Barclays Capital One- to Three-Year Government/Credit Index measures the performance of the short-term (1 to 3 years) government and investment-grade corporate bond markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

10     Pioneer Short Term Income Fund | Annual Report | 8/31/09

Performance Update | 8/31/09                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Short Term Income Fund, compared to that of the Barclays Capital One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of August 31, 2009)
-------------------------------------------------------------------
                                         If               If
Period                                   Held             Redeemed
-------------------------------------------------------------------
Life-of-Class
(7/8/04)                                 2.01%            2.01%
5 Years                                  1.99             1.99
1 Year                                   3.06             1.09
-------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2008)
-------------------------------------------------------------------
                                         Gross            Net
-------------------------------------------------------------------
                                         1.85%            1.80%
-------------------------------------------------------------------

[THE FOLLOWING DATA IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $10,000 Investment

            Pioneer           Barclays Capital
          Short Term         One- to Three-Year
          Income Fund     Government/Credit Index
7/04        $10,000               $10,000
             10,052                10,078
8/05         10,108                10,218
             10,265                10,534
8/07         10,639                11,104
             10,762                11,754
8/09         11,092                12,361

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class B shares reflect the deduction of the maximum applicable contingent deferred sales charge (CDSC). The maximum CDSC is 2.0% and declines over three years.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 1/1/10 for Class B shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Barclays Capital One- to Three-Year Government/Credit Index measures the performance of the short-term (1 to 3 years) government and investment-grade corporate bond markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

                 Pioneer Short Term Income Fund | Annual Report | 8/31/09     11

Performance Update | 8/31/09                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Short Term Income Fund, compared to that of the Barclays Capital One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of August 31, 2009)
-------------------------------------------------------------------
                                         If               If
Period                                   Held             Redeemed
-------------------------------------------------------------------
Life-of-Class
(7/8/04)                                 2.07%            2.07%
5 Years                                  2.04             2.04
1 Year                                   3.14             3.14
-------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2008)
-------------------------------------------------------------------
                                         Gross            Net
-------------------------------------------------------------------
                                         1.73%            1.73%
-------------------------------------------------------------------

[THE FOLLOWING DATA IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $10,000 Investment

            Pioneer           Barclays Capital
          Short Term         One- to Three-Year
          Income Fund     Government/Credit Index
7/04        $10,000               $10,000
             10,052                10,078
8/05         10,111                10,218
             10,260                10,534
8/07         10,648                11,104
             10,781                11,754
8/09         11,121                12,361

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 1/1/10 for Class C shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Barclays Capital One- to Three-Year Government/Credit Index measures the performance of the short-term (1 to 3 years) government and investment-grade corporate bond markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

12     Pioneer Short Term Income Fund | Annual Report | 8/31/09

Performance Update | 8/31/09                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Short Term Income Fund, compared to that of the Barclays Capital One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of August 31, 2009)
-------------------------------------------------------------------
                                         If               If
Period                                   Held             Redeemed
-------------------------------------------------------------------
Life-of-Class
(7/8/04)                                 3.24%            3.24%
5 Years                                  3.22             3.22
1 Year                                   4.11             4.11
-------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2008)
-------------------------------------------------------------------
                                         Gross            Net
-------------------------------------------------------------------
                                         0.55%            0.55%
-------------------------------------------------------------------

[THE FOLLOWING DATA IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $10,000 Investment

            Pioneer           Barclays Capital
          Short Term         One- to Three-Year
          Income Fund     Government/Credit Index
7/04        $10,000               $10,000
             10,064                10,078
8/05         10,251                10,218
             10,531                10,534
8/07         11,054                11,104
             11,325                11,754
8/09         11,791                12,361

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 6/1/12 for Class Y shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Barclays Capital One- to Three-Year Government/Credit Index measures the performance of the short-term (1 to 3 years) government and investment-grade corporate bond markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

                 Pioneer Short Term Income Fund | Annual Report | 8/31/09     13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Short Term Income Fund

Based on actual returns from March 1, 2009 through August 31, 2009.

 Share Class                     A                B                C                Y
 Beginning Account          $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00
 Value on 3/1/09
------------------------------------------------------------------------------------------
 Ending Account Value       $ 1,075.90       $ 1,071.20       $ 1,071.47       $ 1,077.41
 on 8/31/09
------------------------------------------------------------------------------------------
 Expenses Paid              $     4.71       $     9.40       $     9.35       $     3.30
 During Period*
------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.90%, 1.80%, 1.79%, and 0.63% for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

14     Pioneer Short Term Income Fund | Annual Report | 8/31/09

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Short Term Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from March 1, 2009 through August 31, 2009.

 Share Class                     A                B                C                Y
 Beginning Account          $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00
 Value on 3/1/09
------------------------------------------------------------------------------------------
 Ending Account Value       $ 1,020.67       $ 1,016.13       $ 1,016.18       $ 1,022.03
 on 8/31/09
------------------------------------------------------------------------------------------
 Expenses Paid              $     4.58       $     9.15       $     9.10       $     3.21
 During Period*
------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.90%, 1.80%, 1.79%, and 0.63% for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                 Pioneer Short Term Income Fund | Annual Report | 8/31/09     15

Schedule of Investments | 8/31/09

---------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
Principal      Rate (b)       Ratings
Amount         (unaudited)    (unaudited)                                              Value
---------------------------------------------------------------------------------------------------
                                            ASSET BACKED SECURITIES -- 4.8%
                                            BANKS -- 2.2%
                                            Thrifts & Mortgage Finance -- 2.2%
$   49,589           0.71        AA+/Aa1    ACE 2005-HE2 M1, Floating Rate Note,
                                            4/25/35                                    $     49,169
   659,461           4.84        AAA/Aaa    Bear Stearns Asset Backed Securities,
                                            Inc., Floating Rate Note, 6/25/43               580,342
   389,854           0.81        AA/Baa2    Countrywide Asset Backed Certificates,
                                            Floating Rate Note, 4/25/32                     226,193
   475,177                      CCC/Caa1    CSAB Mortgage Backed Trust, 6.0%,
                                            11/25/36                                        416,755
   154,318           0.70         A/A2      GSAMP Trust, Floating Rate Note,
                                            3/25/35                                         147,345
   631,199                       A+/Ba3     HEMT 2004-6 M2, 5.321%, 4/25/35                 379,044
   159,116                       AAA/Aaa    Honda Auto Receivables Owner Trust,
                                            5.1%, 3/18/11                                   161,200
   478,715                      BBB/Baa3    Local Insight Media Finance LLC, 5.88%,
                                            10/23/37 (e)                                    287,229
    55,628           0.36        AAA/Aa2    Option One Mortgage Trust, Floating Rate
                                            Note, 5/25/37                                    52,155
   792,013                       AA/Aa2     Popular ABS Mortgage Pass Through Trust,
                                            5.181%, 9/25/34                                 591,457
   116,968           1.24        AA/Aa2     SAST 2002-1 M1, Floating Rate Note,
                                            1/25/32                                          22,450
   124,017           1.17        AA/Aa2     SAST 2002-2 M1, Floating Rate Note,
                                            8/25/32                                          57,203
                                                                                       ------------
                                                                                       $  2,970,542
                                                                                       ------------
                                            Total Banks                                $  2,970,542
---------------------------------------------------------------------------------------------------
                                            DIVERSIFIED FINANCIALS -- 2.6%
                                            Asset Management & Custody Banks -- 0.3%
   586,999           0.67        BBB/B3     SPSAC 1998-1 A1, Floating Rate Note,
                                            3/25/28                                    $    346,996
    35,725           0.54        AAA/Aa3    TMTS 2005-7SL A1, Floating Rate Note,
                                            7/25/35                                          34,534
                                                                                       ------------
                                                                                       $    381,530
---------------------------------------------------------------------------------------------------
                                            Consumer Finance -- 0.4%
    89,202           0.39        AAA/Aa2    Nomura Home Equity Trust, Floating Rate
                                            Note, 3/25/36                              $     85,075
   240,000           0.71        AA+/Aa1    RASC 2005-KS7 M1, Floating Rate Note,
                                            8/25/35                                         177,165
   369,409                       AA/Aaa     RFMS2 2003-HI1 M1, 5.27%, 4/25/28               262,608
                                                                                       ------------
                                                                                       $    524,848
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16     Pioneer Short Term Income Fund | Annual Report | 8/31/09

-------------------------------------------------------------------------------------------------------
                Floating       S&P/Moody's
Principal       Rate (b)       Ratings
Amount          (unaudited)    (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                              Investment Banking & Brokerage -- 0.1%
$   275,000           0.43       AAA/Caa3     MLMI 2006-AR1 A2C, Floating Rate Note,
                                              3/25/37                                      $     85,353
-------------------------------------------------------------------------------------------------------
                                              Specialized Finance -- 1.8%
    294,677           2.79        A/Baa3      Aegis Asset Backed Securities, Floating
                                              Rate Note, 1/25/34                           $    148,841
    131,643           0.51        AAA/Aaa     Aegis Asset Backed Securities, Floating
                                              Rate Note, 8/25/35                                129,335
    706,777           0.63        AAA/Aaa     Aegis Asset Backed Securities, Floating
                                              Rate Note, 9/25/34                                569,353
    330,083                       AAA/Aaa     Conseco Finance, Inc., 7.05%, 4/15/32             259,068
    273,960           6.19        AAA/Aaa     Conseco Finance, Inc., Floating Rate Note,
                                              11/15/32                                          239,222
    200,000                       BB/Aaa      Dominos Pizza Master Issuer LLC, 7.629%,
                                              4/25/37                                           130,000
    685,000                       BB/Ba3      Dunkin Brands Master Finance LLC,
                                              8.28%, 6/20/31 (144A)                             599,807
    380,000           0.63        AAA/Aaa     SLMA 2004-10 A6B, Floating Rate Note,
                                              4/27/26                                           356,478
                                                                                           $  2,432,104
                                                                                           ------------
                                              Total Diversified Financials                 $  3,423,835
-------------------------------------------------------------------------------------------------------
                                              TOTAL ASSET BACKED SECURITIES
                                              (Cost $8,448,249)                            $  6,394,377
-------------------------------------------------------------------------------------------------------
                                              COLLATERALIZED MORTGAGE
                                              OBLIGATIONS -- 31.6%
                                              BANKS -- 15.4%
                                              Thrifts & Mortgage Finance -- 15.4%
    832,177                       NR/Aaa      ABN Amro Mortgage Corp., 4.75%,
                                              5/25/18                                      $    821,017
    151,427                       AAA/Aaa     CDMC 2003-2P A3, 5.45%, 11/25/19                  151,759
    820,311                       AAA/Aaa     CMLTI 2003-UP3 A1, 7.0%, 9/25/33                  791,856
    363,791           4.87        AAA/NR      CMLTI 2005-1 2A1A, Floating Rate Note,
                                              4/25/35                                           203,208
    697,346                       CCC/NR      CMLTI 2005-9 2SX2, 5.5%, 11/25/35                  61,062
    125,344           1.21        NR/Aaa      CMOT 44 F, Floating Rate Note, 7/1/18             125,307
  2,992,529                       AAA/NR      Countrywide Home Loans, Inc., 5.5%,
                                              10/25/32                                        2,740,667
    235,686                       AAA/Aaa     Downey Savings & Loans, 0.83625%,
                                              7/19/44                                           133,951
    769,312                       AAA/Aaa     GECMC 2005-C1 A2, 4.353%, 6/10/48                 768,625
  1,340,972                       AAA/Aaa     GS Mortgage Securities Corp. II, 4.602% ,
                                              8/10/38                                         1,339,255
     87,186           0.71        AA+/Ca      Impac CMB Trust, Floating Rate Note,
                                              11/25/34                                           17,916

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Annual Report | 8/31/09     17

-------------------------------------------------------------------------------------------------------
                Floating       S&P/Moody's
Principal       Rate (b)       Ratings
Amount          (unaudited)    (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                              Thrifts & Mortgage Finance -- (continued)
$ 2,402,899           0.91        AAA/Aa2     Impac CMB Trust, Floating Rate Note,
                                              9/25/34                                      $  1,564,332
    463,740                      CCC/Baa3     JP Morgan Mortgage Trust, 6.0%,
                                              8/25/36                                            38,692
    675,000                       AAA/Aaa     JPMCC 2004-CB8 A2, 3.837%, 1/12/39                671,529
    625,516           0.79         A+/B2      LBSBC 2005- 2 A M2, Floating Rate Note,
                                              9/25/30                                            79,253
  1,000,558                       AAA/Aa1     LBSBC 2007- 2 A1, 5.57%, 3/25/37 (e)              693,277
  2,500,000                       AAA/Aaa     LBUBS 2001-C2 C, 6.975%, 9/15/34                2,491,700
    211,880                       AAA/Aaa     LBUBS 2002-CA A3, 6.226%, 3/15/26                 213,780
    564,222                       AAA/Aaa     LBUBS 2005-C2 A2, 4.81%, 4/15/30                  570,753
    147,086                       AAA/Aaa     LB-UBS Commercial Mortgage, 6.27%,
                                              6/15/20                                           148,122
  1,971,465                      AAA/Baa1     RAAC Series, 6.0%, 1/25/32                      1,699,774
  1,672,754           6.22        AAA/Aaa     Residential Asset Mortgage Products, Inc.,
                                              Floating Rate Note, 5/25/18                     1,599,245
    104,169                       AAA/Aaa     Residential Funding Mortgage Securities I,
                                              Inc. ,5.25%, 2/15/18                              103,778
  1,000,000                       NR/Aa2      SBA CMBS Trust, 5.451%, 11/15/36                  990,000
    262,988           0.59        AAA/Aaa     SEMT 2004-10 A2, Floating Rate Note,
                                              11/20/34                                          186,465
    800,052                       AAA/Aa2     SEMT 2005-1 A2, 5.8325%, 2/20/35                  531,443
    979,680           0.62        AAA/Ba1     Structured Asset Mortgage Investments,
                                              Inc., Floating Rate Note, 5/25/45                 510,685
    278,690           4.04        AAA/Aaa     Thornburg Mortgage Securities, Inc.,
                                              Floating Rate Note, 3/25/44                       251,217
    383,868           0.64        AAA/Aa2     Thornburg Mortgage Securities, Inc.,
                                              Floating Rate Note, 9/25/34                       323,356
116,956,324                       AAA/Aaa     Wachovia Bank Commercial Mortgage
                                              Trust, 0.0152%, 6/15/45                           203,703
    360,598           4.72        AAA/Aaa     Wells Fargo Mortgage Backed Securities,
                                              Floating Rate Note, 6/25/34                       345,364
                                                                                           ------------
                                                                                           $ 20,371,091
                                                                                           ------------
                                              Total Banks                                  $ 20,371,091
-------------------------------------------------------------------------------------------------------
                                              DIVERSIFIED FINANCIALS -- 5.5%
                                              Diversified Financial Services -- 5.0%
  2,279,243           5.01        AAA/Aaa     American Home Mortgage Investment
                                              Corp., Floating Rate Note, 10/25/34          $  2,034,317
  1,429,281           0.57        A-/Ba2      American Home Mortgage Investment
                                              Corp., Floating Rate Note, 11/25/45               729,425
    500,000                       AAA/A2      CCI 2005 1A C, 5.074%, 6/15/35                    495,000
    750,000           6.28        NR/Aaa      Chase Commercial Mortgage Securities
                                              Corp., Floating Rate Note, 2/12/16                782,191

The accompanying notes are an integral part of these financial statements.

18     Pioneer Short Term Income Fund | Annual Report | 8/31/09

---------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
Principal      Rate (b)       Ratings
Amount         (unaudited)    (unaudited)                                                    Value
---------------------------------------------------------------------------------------------------------
                                             Diversified Financial Services -- (continued)
$   59,124     5.04              AAA/Aaa     First Horizon Mortgage Pass- Through Trust,
                                             Floating Rate Note, 12/27/32                    $     51,829
   115,588     4.66              AAA/Aaa     First Horizon Mortgage Pass- Through Trust,
                                             Floating Rate Note, 2/25/34                          107,874
    91,666                       AAA/Aaa     Greenwich Capital Commercial Funding
                                             Corp., 4.022%, 1/5/36                                 92,579
 3,338,380                        B/Ba2      RALI 2005-QA10 A41, 5.7412%,
                                             9/25/35                                            2,268,453
    61,606                       AAA/Aaa     Residential Accredit Loans, Inc., 6.6352%,
                                             7/25/33                                               60,502
                                                                                             ------------
                                                                                             $  6,622,170
---------------------------------------------------------------------------------------------------------
                                             Investment Banking & Brokerage -- 0.5%
   939,326                       AA+/Aaa     Lehman Brothers, 5.56%, 9/15/21
                                              (144A)                                         $    520,811
22,795,441                       AAA/Aaa     MSDWC 2000-1345 X, 0.7259%, 9/3/15                   138,311
                                                                                             $    659,122
                                                                                             ------------
                                             Total Diversified Financials                    $  7,281,292
---------------------------------------------------------------------------------------------------------
                                             REAL ESTATE -- 2.6%
                                             Mortgage Real Estate Investment Trusts -- 2.6%
 2,835,784                       AAA/Aaa     CS First Boston Mortgage Security Corp.,
                                             7.13%, 11/15/30                                 $  2,899,948
   161,172     1.62              AA+/Aaa     CS First Boston Mortgage Security,
                                             Floating Rate Note, 11/25/33                         138,853
   111,517     1.42              BBB/B3      CS First Boston Mortgage Security,
                                             Floating Rate Note, 9/25/34                           13,656
   351,801                       AAA/NA      CSFB 2004-C2 A1, 3.819%, 5/15/36                     349,030
                                                                                             ------------
                                                                                             $  3,401,487
                                                                                             ------------
                                             Total Real Estate                               $  3,401,487
---------------------------------------------------------------------------------------------------------
                                             GOVERNMENT -- 8.1%
    56,980                       AAA/Aaa     Federal National Mortgage Association,
                                             4.0%, 11/25/14                                  $     57,340
   670,244                       AAA/Aaa     Federal National Mortgage Association
                                             Benchmark Remic, 5.45%, 12/25/20                     708,959
 1,803,255                       AAA/Aaa     Federal National Mortgage Association
                                             Grantor Trust, Floating Rate Note,
                                             7/25/43                                            1,843,889
   660,268                       AAA/Aaa     Federal National Mortgage Association
                                             Benchmark Remic, 5.69%, 1/25/32                      688,910
   160,480                        NR/NR      Federal National Mortgage Association,
                                             4.5%, 12/25/25                                       160,910
   170,108                       AAA/Aaa     Federal National Mortgage Association,
                                             5.0%, 7/25/15                                        170,694
   525,929                       AAA/Aaa     Federal National Mortgage Association,
                                             6.0%, 6/25/29                                        564,507

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Annual Report | 8/31/09     19

---------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
Principal      Rate (b)       Ratings
Amount         (unaudited)    (unaudited)                                              Value
---------------------------------------------------------------------------------------------------
                                             GOVERNMENT -- (continued)
$  519,899                       AAA/Aaa     Federal Home Loan Mortgage Corp., 5.0%,
                                             6/25/28                                   $    536,709
     1,149                       AAA/Aaa     Federal Home Loan Mortgage Corp., 6.0%,
                                             4/25/36                                          1,162
   693,500                        NR/NR      Federal National Mortgage Association,
                                             5.5%, 4/25/30                                  719,739
   143,023                       AAA/Aaa     Federal National Mortgage Association,
                                             5.0%, 1/25/25                                  145,017
   601,361                       AAA/Aaa     Federal Home Loan Mortgage Corp., 4.5%,
                                             8/15/17                                        627,881
    37,460                       AAA/Aaa     Federal Home Loan Mortgage Corp., 5.0%,
                                             1/15/10                                         37,737
 1,090,277                       AAA/Aaa     Federal Home Loan Mortgage Corp., 5.5%,
                                             10/15/35                                     1,157,813
 1,964,111                       AAA/Aaa     Federal Home Loan Mortgage Corp.
                                             Remics, 3.4%, 7/1/19                         1,990,554
    83,143                       AAA/Aaa     Federal Home Loan Mortgage Corp., 4.0%,
                                             12/15/12                                        85,547
    35,670                       AAA/Aaa     Federal Home Loan Mortgage Corp., 4.0%,
                                             4/15/22                                         36,380
    63,136                       AAA/Aaa     Federal Home Loan Mortgage Corp., 5.0%,
                                             8/15/23                                         63,285
   193,661                       AAA/Aaa     Federal Home Loan Mortgage Corp., 5.5%,
                                             6/15/32                                        198,704
   193,661                       AAA/Aaa     Federal Home Loan Mortgage Corp., 6.0%,
                                             6/15/32                                        199,290
   294,493                       AAA/Aaa     Federal Home Loan Mortgage Corp., 6.1%,
                                             9/15/18                                        299,111
   486,364                       AAA/A2      GSR Mortgage Loan Trust, 4.1408%,
                                             6/25/34                                        445,815
                                                                                       ------------
                                                                                       $ 10,739,953
                                                                                       ------------
                                             Total Government                          $ 10,739,953
---------------------------------------------------------------------------------------------------
                                             TOTAL COLLATERALIZED
                                             MORTGAGE OBLIGATIONS
                                             (Cost $47,759,910)                        $ 41,793,823
---------------------------------------------------------------------------------------------------
                                             CORPORATE BONDS -- 28.7%
                                             ENERGY -- 3.4%
                                             Oil & Gas Equipment & Services -- 1.4%
   400,000           4.43         NR/NR      Sevan Marine ASA, Floating Rate Note,
                                             5/14/13 (144A)                            $    300,000
 2,500,000          11.99         NA/NA      Sevan Marine ASA, Floating Rate Note,
                                             10/24/12 (144A)                                332,118
   500,000                      BBB+/Baa1    Weatherford International, Inc., 5.95%,
                                             6/15/12                                        536,736

The accompanying notes are an integral part of these financial statements.

20     Pioneer Short Term Income Fund | Annual Report | 8/31/09

------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
Principal      Rate (b)       Ratings
Amount         (unaudited)    (unaudited)                                                 Value
------------------------------------------------------------------------------------------------------
                                             Oil & Gas Equipment & Services -- (continued)
$  650,000                      BBB+/Baa1    Weatherford International, Inc., 6.625%,
                                             11/15/11                                     $    695,361
                                                                                          ------------
                                                                                          $  1,864,215
------------------------------------------------------------------------------------------------------
                                             Oil & Gas Exploration & Production -- 1.0%
   250,000                        A/Aa2      Ras Laffan LNG, 4.5%, 9/30/12 (144A)         $    256,224
 1,000,000                      BB+/Baa2     TNK-BP Finance SA, 7.5%, 3/13/13
                                             (144A)                                          1,000,000
                                                                                          ------------
                                                                                          $  1,256,224
------------------------------------------------------------------------------------------------------
                                             Oil & Gas Refining & Marketing -- 0.8%
 1,000,000                      BBB/Baa2     Premcor Refining Group, 6.125%, 5/1/11       $  1,032,432
------------------------------------------------------------------------------------------------------
                                             Oil & Gas Storage & Transportation -- 0.2%
   250,000                      BBB-/Baa3    NGPL Pipeco LLC, 6.514%, 12/15/12
                                             (144A)                                       $    270,532
                                                                                          ------------
                                             Total Energy                                 $  4,423,403
------------------------------------------------------------------------------------------------------
                                             MATERIALS -- 0.4%
                                             Diversified Chemical -- 0.1%
   100,000                        A/ A2      Dupont EI Neumour, 6.875%, 10/15/09          $    100,842
                                             Diversified Metals & Mining -- 0.3%
   305,000                      BBB+/Baa1    Rio Tinto Finance Plc, 8.95%, 5/1/14         $    355,471
                                                                                          ------------
                                             Total Materials                              $    456,313
------------------------------------------------------------------------------------------------------
                                             CAPITAL GOODS -- 2.1%
                                             Industrial Conglomerates -- 1.7%
   500,000                       AA+/Aa2     GE Electric Co., 5.0%, 2/1/13                $    528,766
   500,000                      BBB-/Baa2    Tyco Electronics Group SA, 6.0%,
                                             10/1/12                                           517,664
 1,075,000                      BBB+/Baa1    Tyco International Group SA, 6.375%,
                                             10/15/11                                        1,149,284
                                                                                          ------------
                                                                                          $  2,195,714
------------------------------------------------------------------------------------------------------
                                             Industrial Machinery -- 0.4%
   500,000                      BBB+/Baa1    Ingersoll-Rand Global Holding, 9.5%,
                                             4/15/14                                      $    586,285
                                                                                          ------------
                                             Total Capital Goods                          $  2,781,999
------------------------------------------------------------------------------------------------------
                                             COMMERCIAL SERVICES & SUPPLIES -- 0.2%
                                             Environmental & Facilities Services -- 0.2%
   306,000                      BBB/Baa3     Allied Waste North America, Inc., 5.75%,
                                             2/15/11                                      $    315,945
                                                                                          ------------
                                             Total Commercial Services & Supplies         $    315,945
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Annual Report | 8/31/09     21

-----------------------------------------------------------------------------------------------------
                Floating       S&P/Moody's
Principal       Rate (b)       Ratings
Amount          (unaudited)    (unaudited)                                               Value
-----------------------------------------------------------------------------------------------------
                                              AUTOMOBILES & COMPONENTS -- 0.4%
                                              Automobile Manufacturers -- 0.4%
$   500,000                       BBB+/A3     Daimler Chrysler NA Holding Corp.,
                                              5.875%, 3/15/11                            $    520,352
                                                                                         ------------
                                              Total Automobiles & Components             $    520,352
-----------------------------------------------------------------------------------------------------
                                              CONSUMER DURABLES & APPAREL -- 0.9%
                                              Home Furnishings -- 0.5%
    750,000                       BB+/Ba1     Mohawk Industries, Inc., 5.75%, 1/15/11    $    751,061
-----------------------------------------------------------------------------------------------------
                                              Household Appliances -- 0.4%
    500,000                      BBB-/Baa3    Whirlpool Corp., 5.5%, 3/1/13              $    495,475
                                                                                         ------------
                                              Total Consumer Durables & Apparel          $  1,246,536
-----------------------------------------------------------------------------------------------------
                                              FOOD, BEVERAGE & TOBACCO -- 1.3%
                                              Agricultural Products -- 0.4%
    465,000                        A/A2       Cargill, Inc., 5.2%, 1/22/13 (144A)        $    486,932
-----------------------------------------------------------------------------------------------------
                                              Distillers & Vintners -- 0.1%
    100,000                        A-/A3      Diageo Capital Plc, 4.375%, 5/3/10         $    102,416
-----------------------------------------------------------------------------------------------------
                                              Soft Drinks -- 0.8%
    500,000                       A+/Aa2      Pepsico, Inc., 4.65%, 2/15/13              $    536,585
    500,000                       A+/Aa2      Pepsico, Inc., 5.15%, 5/15/12                   543,045
                                                                                         ------------
                                                                                         $  1,079,630
                                                                                         ------------
                                              Total Food, Beverage & Tobacco             $  1,668,978
-----------------------------------------------------------------------------------------------------
                                              HEALTH CARE EQUIPMENT & SERVICES -- 1.2%
                                              Health Care Facilities -- 0.2%
    300,000                      BBB-/Baa3    Universal Health Services, Inc., 6.75%,
                                              11/15/11                                   $    315,139
-----------------------------------------------------------------------------------------------------
                                              Health Care Services -- 0.6%
    750,000                      BBB/Baa3     Express Scripts, Inc., 5.25%, 6/15/12      $    795,563
-----------------------------------------------------------------------------------------------------
                                              Managed Health Care -- 0.4%
    500,000                       A-/Baa1     Wellpoint, Inc., 5.0%, 1/15/11             $    516,792
                                                                                         ------------
                                              Total Health Care Equipment & Services     $  1,627,494
-----------------------------------------------------------------------------------------------------
                                              PHARMACEUTICALS & BIOTECHNOLOGY -- 1.1%
                                              Biotechnology -- 0.7%
    900,000                      BBB+/Baa3    Biogen Idec, Inc., 6.0%, 3/1/13            $    955,756
-----------------------------------------------------------------------------------------------------
                                              Pharmaceuticals -- 0.4%
    500,000                        AA/A1      Abbott Laboratories, Inc., 5.15%,
                                              11/30/12                                   $    547,534
                                                                                         ------------
                                              Total Pharmaceuticals & Biotechnology      $  1,503,290
-----------------------------------------------------------------------------------------------------
                                              BANKS -- 2.4%
                                              Diversified Banks -- 1.2%
    500,000                      BBB-/Ba1     Alfa Div Payment Rights Fin, 7.23563%,
                                              12/15/11 (144A)                            $    425,000

The accompanying notes are an integral part of these financial statements.

22     Pioneer Short Term Income Fund | Annual Report | 8/31/09

---------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
Principal      Rate (b)       Ratings
Amount         (unaudited)    (unaudited)                                              Value
---------------------------------------------------------------------------------------------------
                                             Diversified Banks -- (continued)
$  820,000                        A+/A2      Wachovia Corp., 5.25%, 8/1/14             $    835,005
   250,000                       AA-/A1      Wells Fargo Co., 4.375%, 1/31/13 (d)           258,859
                                                                                       ------------
                                                                                       $  1,518,864
---------------------------------------------------------------------------------------------------
                                             Regional Banks -- 1.2%
   300,000                       BBB+/A2     American Express Bank FSB, 5.5%,
                                             4/16/13                                   $    311,297
   500,000                        A/A1       BB&T Corp., 5.7%, 4/30/14                      534,928
   275,000                       BBB+/A3     KeyBank NA, 5.8%, 7/1/14                       264,996
   215,000                      BBB+/Baa1    Keycorp, 6.5%, 5/14/13                         218,959
   250,000           1.35        AA/Aa2      Wachovia Bank NA, Floating Rate Note,
                                             5/14/10                                        251,084
                                                                                       ------------
                                                                                       $  1,581,264
                                                                                       ------------
                                             Total Banks                               $  3,100,128
---------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 8.6%
                                             Consumer Finance -- 1.2%
   380,000                        A+/A1      American Honda Finance Corp., 6.7%,
                                             10/1/13 (144A)                            $    404,683
   150,000                        A+/A1      American Honda Finance Corp., 5.125%,
                                             12/15/10                                       154,506
   100,000                       AAA/Aaa     John Deere Capital Corp., 2.875%,
                                             6/19/12                                        103,041
 1,000,000           5.22       BBB-/Ba1     SLM Corp., Floating Rate Note, 2/1/10          961,880
                                                                                       ------------
                                                                                       $  1,624,110
---------------------------------------------------------------------------------------------------
                                             Diversified Financial Services -- 6.3%
   500,000                       BBB+/A2     American Express Travel Services, Inc.,
                                             5.25%, 11/21/11                           $    510,423
   250,000           2.90         A/A3       Citigroup, Inc., Floating Rate Note,
                                             3/16/12                                        231,804
 1,000,000                      BBB+/Baa1    GATX Corp., 5.5%, 2/15/12                      997,892
   500,000                       AA+/Aa2     General Electric Capital Corp., 4.0%,
                                             2/15/12                                        504,213
 1,000,000                       AA+/Aa2     General Electric Capital Corp., 5.5%,
                                             11/15/11                                     1,004,725
    50,000                       AA+/Aa2     General Electric Capital Corp., 5.5%,
                                             4/28/11                                         52,239
 2,000,000                       AAA/Aaa     JPMorgan Chase & Co., 1.65%, 2/23/11         2,024,360
   100,000                       AAA/Aaa     JPMorgan Chase & Co., 3.125%, 12/1/11          103,830
   933,066                      BBB/Baa2     Power Receivables Finance, LLC, 6.29%,
                                             1/1/12 (144A)                                  922,457
 2,000,000                        A/A2       Premium Asset, 3.81%, 10/8/09 (144A)         1,983,196
                                                                                       ------------
                                                                                       $  8,335,139
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Annual Report | 8/31/09     23

--------------------------------------------------------------------------------------------------------
                Floating       S&P/Moody's
Principal       Rate (b)       Ratings
Amount          (unaudited)    (unaudited)                                                  Value
--------------------------------------------------------------------------------------------------------
                                              Investment Banking & Brokerage -- 0.4%
$   500,000                        A/A2       Merrill Lynch & Co., 5.45%, 2/5/13            $    508,390
--------------------------------------------------------------------------------------------------------
                                              Specialized Finance -- 0.7%
    400,000                      BBB+/Baa3    International Lease Finance Corp.,
                                              6.375%, 3/25/13                               $    313,874
    500,000                        A/A2       National Rural Utilities, 5.4%, 10/15/13           523,315
                                                                                            ------------
                                                                                            $    837,189
                                                                                            ------------
                                              Total Diversified Financials                  $ 11,304,828
--------------------------------------------------------------------------------------------------------
                                              INSURANCE -- 1.9%
                                              Life & Health Insurance -- 0.8%
    500,000                       BBB+/A3     Principal Financial Group, Inc., 7.875%,
                                              5/15/14                                       $    551,867
    500,000                       A/Baa2      Prudential Financial, Inc., 5.1%, 9/20/14          497,318
                                                                                            ------------
                                                                                            $  1,049,185
--------------------------------------------------------------------------------------------------------
                                              Multi-Line Insurance -- 0.0%
     50,000                       AA-/A1      Allstate Life Global, 5.375%, 4/30/13         $     52,837
--------------------------------------------------------------------------------------------------------
                                              Reinsurance -- 1.1%
    325,000                       AAA/Aa2     Berkshire Hathway, Inc., 5.0%, 8/15/13        $    351,067
    500,000           7.19        BB+/NR      Blue Fin Ltd., Floating Rate Note, 4/10/12         432,700
    250,000          12.03         NR/B3      Globecat Ltd., Floating Rate Note, 1/2/13
                                                 (144A)                                          203,550
    250,000          10.36        BB-/NR      Mystic Re Ltd., Floating Rate Note,
                                              6/7/11                                             239,550
    250,000          10.61         B/NR       Residential Reinsurance 2007, Floating
                                              Rate Note, 6/7/10                                  245,525
                                                                                            ------------
                                                                                            $  1,472,392
                                                                                            ------------
                                              Total Insurance                               $  2,574,414
--------------------------------------------------------------------------------------------------------
                                              REAL ESTATE -- 2.2%
                                              Diversified Real Estate Activities -- 0.2%
    350,000                        A-/A2      Westfield Group, 5.4%, 10/1/12                $    357,675
--------------------------------------------------------------------------------------------------------
                                              Office Real Estate Investment Trust -- 0.2%
    250,000                      BBB/Baa2     Mack-Cali Realty LP, 5.125%, 2/15/14          $    238,430
--------------------------------------------------------------------------------------------------------
                                              Retail Real Estate Investment Trusts -- 1.2%
    500,000                        A-/A3      Simon Property Group LP, 4.6%, 6/15/10        $    509,859
    250,000                        A-/A3      Simon Property Group LP, 4.875%,
                                              8/15/10                                            256,163
    773,000                        A-/A3      Simon Property Group LP, 5.0%, 3/1/12              792,472
                                                                                            ------------
                                                                                            $  1,558,494
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24     Pioneer Short Term Income Fund | Annual Report | 8/31/09

-----------------------------------------------------------------------------------------------------
                Floating       S&P/Moody's
Principal       Rate (b)       Ratings
Amount          (unaudited)    (unaudited)                                               Value
-----------------------------------------------------------------------------------------------------
                                              Specialized Real Estate Investment Trust -- 0.6%
$   780,000                      BBB/Baa2     Hospitality Properties Trust, 7.875%,
                                              8/15/14                                    $    768,624
                                                                                         ------------
                                              Total Real Estate                          $  2,923,223
-----------------------------------------------------------------------------------------------------
                                              TECHNOLOGY HARDWARE & EQUIPMENT -- 1.7%
                                              Communications Equipment -- 0.1%
     50,000                        A+/A1      Cisco Systems, Inc., 5.25%, 2/22/11        $     52,903
-----------------------------------------------------------------------------------------------------
                                              Computer Hardware -- 0.4%
    550,000                        A-/A2      Dell, Inc., 3.375%, 6/15/12                $    566,153
-----------------------------------------------------------------------------------------------------
                                              Office Electronics -- 1.2%
    500,000                      BBB/Baa2     Xerox Corp., 5.5%, 5/15/12                 $    521,247
    500,000                      BBB/Baa2     Xerox Corp., 6.875%, 8/15/11                    529,008
    556,000                      BBB/Baa2     Xerox Corp., 7.125%, 6/15/10                    575,000
                                                                                         ------------
                                                                                         $  1,625,255
                                                                                         ------------
                                              Total Technology Hardware & Equipment      $  2,244,311
-----------------------------------------------------------------------------------------------------
                                              TELECOMMUNICATION SERVICES -- 0.3%
                                              Integrated Telecommunication Services -- 0.3%
    100,000                        A/A2       AT&T, Inc., 4.125%, 9/15/09                $    100,101
    290,000                      BBB/Baa2     Telecom Italia Capital, 4.875%, 10/1/10         297,335
                                                                                         ------------
                                                                                         $    397,436
                                                                                         ------------
                                              Total Telecommunication Services           $    397,436
-----------------------------------------------------------------------------------------------------
                                              UTILITIES -- 0.6%
                                              Independent Power Producer & Energy Traders -- 0.6%
    750,000                      BBB-/Baa3    Allegheny Energy Supply, 7.8%, 3/15/11     $    797,031
                                                                                         ------------
                                              Total Utilities                            $    797,031
-----------------------------------------------------------------------------------------------------
                                              TOTAL CORPORATE BONDS
                                              (Cost $37,551,580)                         $ 37,885,681
-----------------------------------------------------------------------------------------------------
                                              U.S. GOVERNMENT & AGENCY
                                              OBLIGATIONS -- 27.5%
    133,132                       AAA/NR      Federal Home Loan Bank, 4.84%,
                                              1/25/12                                    $    138,937
    612,250                       AAA/Aaa     Federal Home Loan Mortgage Corp., 4.5%,
                                              9/1/12                                          632,844
    793,381                       AAA/Aaa     Federal Home Loan Mortgage Corp., 5.0%,
                                              9/1/11 - 2/1/21                                 826,835
    937,066                       AAA/Aaa     Federal Home Loan Mortgage Corp., 5.5%,
                                              8/1/23                                          986,750
    513,376                       AAA/Aaa     Federal Home Loan Mortgage Corp.,
                                              5.505%, 12/1/31                                 529,676
     12,694                       AAA/Aaa     Federal Home Loan Mortgage Corp.,
                                              5.79%, 11/1/31                                   12,771

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Annual Report | 8/31/09     25

--------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
Principal      Rate (b)       Ratings
Amount         (unaudited)    (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                             U.S. Government and Agency Obligations -- (continued)
$  256,270                        AAA/Aaa    Federal Home Loan Mortgage Corp.,
                                             6.064%, 11/1/40                           $   257,566
   919,256                        AAA/Aaa    Federal Home Loan Mortgage Corp.,
                                             6.134%, 10/1/31                               945,055
    15,681                        AAA/Aaa    Federal Home Loan Mortgage Corp.,
                                             6.303%, 7/1/18                                 16,021
 1,295,149                        AAA/Aaa    Federal Home Loan Mortgage Corp.,
                                             6.44%, 10/1/36                              1,372,271
   122,137                        AAA/Aaa    Federal Home Loan Mortgage Corp., 6.5%,
                                             3/1/11 - 6/1/17                               130,065
     9,121                        AAA/Aaa    Federal Home Loan Mortgage Corp.,
                                             6.533%, 11/1/25                                 9,311
     6,789                        AAA/Aaa    Federal Home Loan Mortgage Corp.,
                                             6.571%, 4/1/29                                  6,813
     4,245                        AAA/Aaa    Federal Home Loan Mortgage Corp.,
                                             6.837%, 4/1/28                                  4,339
    11,483                        AAA/Aaa    Federal Home Loan Mortgage Corp.,
                                             6.985%, 5/1/25                                 11,633
     4,821                        AAA/Aaa    Federal Home Loan Mortgage Corp.,
                                             7.035%, 4/1/29                                  4,909
     6,273                        AAA/Aaa    Federal Home Loan Mortgage Corp.,
                                             7.142%, 1/1/28                                  6,365
   215,290                        AAA/Aaa    Federal Home Loan Mortgage Corp.,
                                             7.245%, 8/1/31                                220,926
     3,273                        AAA/Aaa    Federal Home Loan Mortgage Corp.,
                                             7.25%, 8/1/31                                   3,335
     4,442                        AAA/Aaa    Federal Home Loan Mortgage Corp.,
                                             7.295%, 6/1/25                                  4,502
   423,408                        AAA/Aaa    Federal Home Loan Mortgage Corp., 7.3%,
                                             10/1/32                                       437,433
   130,398                        AAA/Aaa    Federal Home Loan Mortgage Corp.,
                                             7.393%, 11/1/24                               133,228
    24,318                        AAA/Aaa    Federal Home Loan Mortgage Corp.,
                                             7.484%, 2/1/27                                 24,999
    58,459                        AAA/Aaa    Federal Home Loan Mortgage Corp.,
                                             7.652%, 4/1/25                                 59,955
    78,964                        AAA/Aaa    Federal Home Loan Mortgage Corp.,
                                             7.680%, 1/1/25                                 81,115
     3,924                        AAA/Aaa    Federal Home Loan Mortgage Corp.,
                                             7.936%, 2/1/33                                  4,091
   394,345                        AAA/Aaa    Federal National Mortgage Association,
                                             5.0%, 10/1/09 - 7/1/15                        410,430
   180,344                        AAA/Aaa    Federal National Mortgage Association,
                                             5.469%, 7/1/36                                184,709
   621,578                        AAA/Aaa    Federal National Mortgage Association,
                                             5.5%, 1/1/12 - 12/1/35                        649,703

The accompanying notes are an integral part of these financial statements.

26     Pioneer Short Term Income Fund | Annual Report | 8/31/09

---------------------------------------------------------------------------------------------------
                Floating       S&P/Moody's
Principal       Rate (b)       Ratings
Amount          (unaudited)    (unaudited)                                             Value
---------------------------------------------------------------------------------------------------
                                              U.S. Government and Agency Obligations -- (continued)
$ 2,414,217                       AAA/Aaa     Federal National Mortgage Association,
                                              6.0%, 2/1/34 - 1/1/39                    $  2,545,648
    631,497                       AAA/Aaa     Federal National Mortgage Association,
                                              6.339%, 12/1/36                               634,885
  1,209,106                       AAA/Aaa     Federal National Mortgage Association,
                                              6.5%, 8/1/13 - 7/1/32                       1,301,983
  1,806,951                       AAA/Aaa     Federal National Mortgage Association,
                                              7.0%, 5/1/12 - 1/1/36                       1,951,673
    100,396                       AAA/Aaa     Federal National Mortgage Association,
                                              7.243%, 12/1/28                               100,487
    106,774                       AAA/Aaa     Federal National Mortgage Association,
                                              7.405%, 10/1/29                               109,623
    442,992                       AAA/Aaa     Federal National Mortgage Association,
                                              7.586%, 10/1/29                               446,888
    134,662                       AAA/Aaa     Federal National Mortgage Association,
                                              8.0%, 4/1/14                                  143,915
  1,399,286                       AAA/Aaa     Government National Mortgage
                                              Association, 6.0%, 5/20/13 - 11/15/36       1,480,780
    422,580                       AAA/Aaa     Government National Mortgage
                                              Association, 6.5%, 5/15/31 - 10/15/37         452,038
     38,598                       AAA/Aaa     Government National Mortgage
                                              Association, 7.0%, 11/15/13                    41,276
    419,566                       AAA/Aaa     Government National Mortgage
                                              Association, 7.5%, 8/15/11 - 10/15/36         452,631
      3,045                       AAA/Aaa     Government National Mortgage
                                              Association, 8.0%, 11/15/09                     3,083
  5,500,000                       AAA/Aaa     U.S. Treasury Note, 0.875%, 5/31/11         5,505,374
  4,000,000                       AAA/Aaa     U.S. Treasury Note, 1.0%, 7/31/11           4,005,623
  4,000,000                       AAA/Aaa     U.S. Treasury Note, 1.5%, 7/15/12           4,007,812
  5,000,000                       AAA/Aaa     U.S. Treasury Note, 1.875%, 6/15/12         5,065,235
                                                                                       ------------
                                                                                       $ 36,355,541
---------------------------------------------------------------------------------------------------
                                              TOTAL U.S. GOVERNMENT & AGENCY
                                              OBLIGATIONS
                                              (Cost $35,704,261)                       $ 36,355,541
---------------------------------------------------------------------------------------------------
                                              FOREIGN GOVERNMENT BOND -- 0.2%
    250,000                        A/A2       Korea Development Bank, 5.3%, 1/17/13    $    251,362
---------------------------------------------------------------------------------------------------
                                              TOTAL FOREIGN GOVERNMENT BOND
                                              (Cost $249,643)                          $    251,362
---------------------------------------------------------------------------------------------------
                                              SENIOR FLOATING RATE LOAN
                                               INTERESTS -- 2.3%**
                                              MATERIALS -- 0.4%
                                              Paper Packaging -- 0.4%
    176,867          6.7500        B+/B1      Graham Packaging Co., C Term Loan,
                                              4/5/14                                   $    177,246

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Annual Report | 8/31/09     27

------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
Principal      Rate (b)       Ratings
Amount         (unaudited)    (unaudited)                                                 Value
------------------------------------------------------------------------------------------------------
                                             Paper Packaging -- (continued)
$   17,674          2.5625        B+/B1      Graham Packaging Co., B Term Loan,
                                             10/7/11                                      $     17,276
   295,500          3.2653        B-/B3      Graphic Packaging International, Inc.,
                                             Incremental Term Loan, 5/16/14                    289,528
                                                                                          ------------
                                                                                          $    484,050
                                                                                          ------------
                                             Total Materials                              $    484,050
------------------------------------------------------------------------------------------------------
                                             CAPITAL GOODS -- 0.1%
                                             Construction, Farm Machinery & Heavy Trucks -- 0.1%
   144,587          0.0000       CC/Caa1     Accuride Corp., Term Advance Loan,
                                             1/31/12                                      $    134,466
                                                                                          ------------
                                             Total Capital Goods                          $    134,466
------------------------------------------------------------------------------------------------------
                                             COMMERCIAL SERVICES & SUPPLIES -- 0.1%
                                             Environmental & Facilities Services -- 0.1%
   196,985          2.26         BB-/Ba3     Synagro Technologies, Inc., Term Loan,
                                             4/2/14                                       $    157,342
                                                                                          ------------
                                             Total Commercial Services & Supplies         $    157,342
------------------------------------------------------------------------------------------------------
                                             CONSUMER SERVICES -- 0.1%
                                             Casinos & Gaming -- 0.1%
   100,000          6.0000        NR/NR      Fontainebleau Las Vegas, Initial Term
                                             Loan, 6/6/14                                 $     22,125
    50,000          6.0000       CCC/B3      Fontainebleau Las Vegas, Delayed Draw
                                             Loan, 6/6/14                                       11,063
    16,625          3.0950       BB-/Ba3     Gateway Casinos & Entertainment, Inc.,
                                             Delayed Draw Loan, 9/30/14                         11,859
    82,083          3.0950       BB-/Ba3     Gateway Casinos & Entertainment, Inc.,
                                             Term Advance Loan, 9/30/14                         58,553
                                                                                          ------------
                                                                                          $    103,600
                                                                                          ------------
                                             Total Consumer Services                      $    103,600
------------------------------------------------------------------------------------------------------
                                             RETAILING -- 0.1%
                                             Internet Retail -- 0.1%
   205,000          3.6000      BBB-/Ba1     Ticketmaster Corp., Term B Loan, 7/25/14     $    195,775
                                                                                          ------------
                                             Total Retailing                              $    195,775
------------------------------------------------------------------------------------------------------
                                             HEALTH CARE EQUIPMENT & SERVICES -- 0.8%
                                             Health Care Equipment -- 0.4%
   538,945          3.9595        B+/B2      Talecris Biotherapeutics, Inc., Term Loan,
                                             12/6/13                                      $    520,082
------------------------------------------------------------------------------------------------------
                                             Health Care Facilities -- 0.3%
   270,007          2.6219       BB/Ba3      CHS/Community Health Systems, Inc.
                                             Funded Term Loan, 7/25/14                    $    252,225
    13,775          2.5106       BB/Ba3      CHS/Community Health Systems, Inc.,
                                             Delayed Draw Loan, 7/25/14                         12,867

The accompanying notes are an integral part of these financial statements.

28     Pioneer Short Term Income Fund | Annual Report | 8/31/09

-----------------------------------------------------------------------------------------------------
                Floating       S&P/Moody's
Principal       Rate (b)       Ratings
Amount          (unaudited)    (unaudited)                                               Value
-----------------------------------------------------------------------------------------------------
                                              Health Care Facilities -- (continued)
$    74,263         2.0479        BB-/Ba3     Psychiatric Solutions, Inc., Term Loan,
                                              7/2/12                                     $     71,130
     84,601         2.825          B+/B1      Sun Healthcare Group, Inc., Term Loan,
                                              4/19/14                                          77,516
     19,724         0.4975         B+/B1      Sun Healthcare Group, Inc., Synthetic LC
                                              Loan, 4/19/14                                    18,072
                                                                                         ------------
                                                                                         $    431,810
-----------------------------------------------------------------------------------------------------
                                              Health Care Supplies -- 0.1%
     24,000         3.51063       BB-/B1      Bausch & Lomb, Inc., Delayed Draw Loan,
                                              4/24/15                                    $     22,811
     94,560         3.8475        BB-/B1      Bausch & Lomb, Inc., Parent Term Loan,
                                              4/24/15                                          89,876
                                                                                         ------------
                                                                                         $    112,687
                                                                                         ------------
                                              Total Health Care Equipment & Services     $  1,064,579
-----------------------------------------------------------------------------------------------------
                                              SOFTWARE & SERVICES -- 0.3%
                                              IT Consulting & Other Services -- 0.3%
    393,939         2.0256        BB/Ba3      SunGard Data Systems, Inc., Tranche A
                                              U.S. Term Loan, 2/28/14                    $    371,485
                                                                                         ------------
                                              Total Software & Services                  $    371,485
-----------------------------------------------------------------------------------------------------
                                              TELECOMMUNICATION SERVICES -- 0.4%
                                              Integrated Telecommunication Services -- 0.4%
     38,078         3.2700         B+/B2      Telesat Canada, Inc., U.S. Term II Loan,
                                              10/31/14                                   $     36,562
    443,324         3.2700         B+/B2      Telesat Canada, Inc., U.S. Term I Loan,
                                              10/31/14                                        425,668
                                                                                         ------------
                                                                                         $    462,230
                                                                                         ------------
                                              Total Telecommunication Services           $    462,230
-----------------------------------------------------------------------------------------------------
                                              TOTAL SENIOR FLOATING RATE
                                              LOAN INTERESTS
                                              (Cost $3,101,587)                          $  2,973,527
-----------------------------------------------------------------------------------------------------
                                              TEMPORARY CASH INVESTMENTS -- 6.4%
                                              SECURITIES LENDING COLLATERAL -- 0.1% (c)
                                              Certificates of Deposit:
      6,540                                   Bank of Nova Scotia 0.25%, 11/17/09        $      6,540
      6,903                                   BNP Paribas NY, 0.3%, 11/17/09                    6,903
                                                                                         ------------
                                                                                         $     13,443
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Annual Report | 8/31/09     29

----------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
Principal      Rate (b)       Ratings
Amount         (unaudited)    (unaudited)                                               Value
----------------------------------------------------------------------------------------------------
                                             Commercial Paper:
 $    5,450                                  GE, 0.59%, 9/18/09                         $      5,450
      1,468                                  GE, 0.32%, 10/26/09                               1,468
      7,262                                  BBVA London, 0.29%, 11/6/09                       7,262
      4,356                                  CBA Financial, 0.27%, 12/29/09                    4,356
      4,356                                  HND AF, 0.30%, 12/15/09                           4,356
      6,535                                  NABPP, 0.2%, 12/7/09                              6,535
      1,817                                  IBM, 0.63%, 9/25/09                               1,817
      6,540                                  New York Life Global, 0.75%, 9/4/09               6,540
      7,264                                  Cafco, 0.40%, 10/1/09                             7,264
      5,086                                  Ciesco, 0.40%, 9/9/09                             5,086
      2,178                                  Ciesco, 0.33%, 11/23/09                           2,178
      7,265                                  Kithaw, 0.40%, 9/21/09                            7,265
      5,448                                  Char FD, 0.30%, 10/5/09                           5,448
      1,816                                  Char FD, 0.28%, 10/26/09                          1,816
      4,575                                  Old LLC, 0.30%, 10/16/09                          4,575
      2,908                                  Old LLC, 0.32%, 10/15/09                          2,908
      4,860                                  TB LLC, 0.24%, 9/3/09                             4,860
      7,267                                  Societe Generale, 1.06%, 9/4/09                   7,267
                                                                                        ------------
                                                                                        $     86,451
----------------------------------------------------------------------------------------------------
                                             Tri-party Repurchase Agreements:
     21,800                                  Deutsche Bank, 0.19%, 8/3/09               $     21,800
     24,405                                  Barclays Capital Markets, 0.19%, 8/3/09          24,405
                                                                                        ------------
                                                                                        $     46,205
----------------------------------------------------------------------------------------------------

  Shares
                                             Money Market Mutual Funds:
      3,633                                  Fidelity Prime Money Market Fund               $  3,633
      2,907                                  Dreyfus Preferred Money Market Fund               2,908
                                                                                            --------
                                                                                            $  6,541
                                                                                            --------
                                             Total Securities Lending Collateral            $152,640
----------------------------------------------------------------------------------------------------

Principal
Amount
                                             Repurchase Agreement -- 6.3%
$ 2,065,000                                  Bank of America, 0.22%, dated 8/31/09,
                                             repurchase price of $2,065,000 plus
                                             accrued interest on 9/1/09 collateralized
                                             by the following:
                                               $739,486 Federal National Mortgage
                                                 Association, 5.5%, 1/1/38
                                               $1,366,814 Federal Home Loan
                                                 Mortgage Corp., 4.812%, 9/1/35         $  2,065,000

The accompanying notes are an integral part of these financial statements.

30     Pioneer Short Term Income Fund | Annual Report | 8/31/09

----------------------------------------------------------------------------------------------------
                Floating       S&P/Moody's
Principal       Rate (b)       Ratings
Amount          (unaudited)    (unaudited)                                              Value
----------------------------------------------------------------------------------------------------
                                             Repurchase Agreement -- (continued)
$ 2,065,000                                  BNP Paribas, 0.22%, dated 8/31/09,
                                             repurchase price of $2,065,000 plus
                                             accrued interest on 9/1/09 collateralized
                                             by the following:
                                               $440,719 Freddie Mac Giant,
                                                 4.5 - 7.5%, 5/1/21 - 7/1/39
                                               $1,665,581 Federal National Mortgage
                                                 Association., 4.5 - 7.0%,
                                                 5/1/13 - 5/1/48                        $  2,065,000
  2,065,000                                  Deutsche Bank, 0.21%, dated 8/31/09,
                                             repurchase price of $2,065,000 plus
                                             accrued interest on 9/1/09 collateralized
                                             by the following:
                                               $482,948 Freddie Mac Giant,
                                                 5.0 - 7.0%, 10/1/35 - 5/1/39
                                               $1,018,376 Federal National Mortgage
                                                 Association., 5.0 - 7.0%,
                                                 4/1/23 - 10/1/38
                                               $45,236 Government National
                                                 Mortgage Association I, 7.0%,
                                                 9/15/36
                                               $200,855 Federal National Mortgage
                                                 Association (ARM), 4.061 - 6.13%,
                                                 12/1/33 - 7/1/36
                                               $358,885 Federal Home Loan
                                                 Mortgage Corp., 4.301 - 6.031%,
                                                 9/1/33 - 3/1/37                           2,065,000
  2,065,000                                  JPMorgan, 0.21%, dated 8/31/09,
                                             repurchase price of $2,065,000 plus
                                             accrued interest on 9/1/09 collateralized
                                             by $2,097,144 Freddie Mac Giant,
                                             3.12 - 4.84%, 9/1/11 - 3/1/48                 2,065,000
                                                                                        ------------
                                                                                        $  8,260,000
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Annual Report | 8/31/09     31

------------------------------------------------------------------------------------------------
              Floating       S&P/Moody's
Principal     Rate (b)       Ratings
Amount        (unaudited)    (unaudited)                                            Value
------------------------------------------------------------------------------------------------
                                            TOTAL TEMPORARY CASH
                                            INVESTMENTS
                                            (Cost $8,412,640)                       $  8,412,640
------------------------------------------------------------------------------------------------
                                            TOTAL INVESTMENT IN SECURITIES --
                                             101.5%
                                            (Cost $141,227,870)(a)                  $134,066,951
------------------------------------------------------------------------------------------------
                                            OTHER ASSETS AND
                                            LIABILITIES -- (1.5)%                   $ (2,022,108)
------------------------------------------------------------------------------------------------
                                            TOTAL NET ASSETS -- 100.0%              $132,044,843
================================================================================================

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At August 31, 2009, the value of these securities amounted to $7,705,310 or 5.8% of total net assets.

** Senior floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

NR     Not rated.

(a) At August 31, 2009, the net unrealized loss on investments based on cost for federal income tax purposes of $141,271,015 was as follows:

         Aggregate gross unrealized gain for all investments in which there is an
           excess of value over tax cost                                             $ 2,120,132
         Aggregate gross unrealized loss for all investments in which there is an
           excess of tax cost over value                                              (9,324,196)
                                                                                     -----------
         Net unrealized loss                                                         $(7,204,064)
                                                                                     ===========

(b) Debt obligation with a variable interest rate. Rate shown is rate at period end.

(c)    Securities lending collateral is managed by Credit Suisse, New York
       Branch.

(d)    At August 31, 2009, the following security was out on loan:

Principal
Amount ($)       Security                             Value
  144,000        Wells Fargo Co., 4.375%, 1/31/13     $149,308
--------------------------------------------------------------
                 Total                                $149,103
==============================================================

(e)    Security is fair valued (See Notes to Financial Statements, Note A).

The accompanying notes are an integral part of these financial statements.

32     Pioneer Short Term Income Fund | Annual Report | 8/31/09

Purchases and sales of securities (excluding temporary cash investments) for the year ended August 31, 2009, were as follows:

----------------------------------------------------------
                               Purchases       Sales
----------------------------------------------------------
Long-term U.S. Government      $22,022,322     $22,060,472
Other Long-term Securities     $28,607,680     $51,978,697

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 --   quoted prices in active markets for identical securities
  Level 2 --   other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 --   significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of August 31, 2009, in valuing the Fund's assets:

                                               Level 1     Level 2           Level 3      Total
Asset Backed Securities                         $   --    $  6,107,148       $287,229    $  6,394,377
Collateralized Mortgage Backed Securities           --      41,100,546        693,277      41,793,823
Corporate Bonds & Notes                             --      37,885,681             --      37,885,681
Sovereign Debt Obligations                          --      36,355,541             --      36,355,541
Foreign Government Bonds                            --         251,362             --         251,362
Floating Rate Loan Interests                        --       2,973,527             --       2,973,527
Temporary Cash Investments                       6,541       8,406,099             --       8,412,640
-----------------------------------------------------------------------------------------------------
Total                                           $6,541    $133,079,904       $980,506    $134,066,951
-----------------------------------------------------------------------------------------------------
Other Financial Instruments*                    $   --    $    (13,665)      $     --    $    (13,665)
=====================================================================================================

* Other financial instruments include foreign exchange contracts.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Annual Report | 8/31/09     33

Following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

---------------------------------------------------------------------------------
                                                                    Investments
                                                                    in Securities
---------------------------------------------------------------------------------
Balance as of 8/31/08                                               $1,900,000
Realized gain (loss)(1)                                                    448
Change in net unrealized appreciation (depreciation)(2)               (874,702)
Net purchases (sales)                                                 (374,774)
Transfers in and out of Level 3*                                       329,534
---------------------------------------------------------------------------------
Balance as of 8/31/09                                               $  980,506
---------------------------------------------------------------------------------

1 Realized gain (loss) on these securities is included in the net realized loss from investments in the Statement of Operations.

2 Unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) on investments in the Statement of Operations.

*    Transfers are calculated on the beginning of period values.

     Net change in unrealized appreciation (depreciation) of
      investments still held as of 8/31/09                          $ (350,155)
                                                                    -----------

The accompanying notes are an integral part of these financial statements.

34     Pioneer Short Term Income Fund | Annual Report | 8/31/09

Statement of Assets and Liabilities | 8/31/09

ASSETS:
  Investment in securities at value (including securities loaned of
   $149,308) (cost $141,227,870)                                           $134,066,951
  Cash                                                                          617,351
  Foreign currencies, at value (cost $43,991)                                    43,997
  Receivables --
   Paydown                                                                        4,889
   Fund shares sold                                                             786,077
   Dividends and interest                                                       866,016
   Due from Pioneer Investment Management, Inc.                                   7,967
  Other                                                                          23,534
---------------------------------------------------------------------------------------
  Total assets                                                             $136,416,782
---------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                         $  3,597,236
   Fund shares repurchased                                                      182,265
   Dividends                                                                    342,771
   Upon return of securities loaned                                             152,640
   Forward foreign currency portfolio hedge contracts, open-net                  13,665
  Due to affiliates                                                              13,346
  Accrued expenses                                                               70,016
---------------------------------------------------------------------------------------
     Total liabilities                                                     $  4,371,939
---------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                          $146,811,013
  Distributions in excess of net investment income                              (55,067)
  Accumulated net realized loss on investments and foreign currency
   transactions                                                              (7,536,573)
  Net unrealized loss on investments                                         (7,160,919)
  Net unrealized loss on forward foreign currency contracts and other
   assets and liabilities denominated in foreign currencies                     (13,611)
---------------------------------------------------------------------------------------
     Total net assets                                                      $132,044,843
=======================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $19,544,249/2,078,990 shares)                          $       9.40
  Class B (based on $6,581,826/700,793 shares)                             $       9.39
  Class C (based on $8,549,262/911,676 shares)                             $       9.38
  Class Y (based on $97,369,506/10,375,303 shares)                         $       9.38
MAXIMUM OFFERING PRICE:
  Class A ($9.40 [divided by] 97.5%)                                       $       9.64
=======================================================================================

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Annual Report | 8/31/09     35

Statement of Operations

For the Year Ended 8/31/09

INVESTMENT INCOME:
  Interest                                                                  $  5,482,099
  Other Income                                                                   383,555
  Income from securities loaned, net                                              18,455
-----------------------------------------------------------------------------------------------------------
     Total investment income                                                                   $  5,884,109
-----------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                           $    479,316
  Transfer agent fees
   Class A                                                                        26,584
   Class B                                                                        17,517
   Class C                                                                         8,302
   Class Y                                                                           846
  Distribution fees
   Class A                                                                        35,398
   Class B                                                                        65,400
   Class C                                                                        61,910
  Shareholder communications expense                                              16,143
  Administrative reimbursements                                                   48,610
  Custodian fees                                                                  19,644
  Registration fees                                                               48,586
  Professional fees                                                               59,520
  Printing expense                                                                36,947
  Fees and expenses of nonaffiliated trustees                                      7,125
  Miscellaneous                                                                   58,389
-----------------------------------------------------------------------------------------------------------
     Total expenses                                                                            $    990,237
     Less management fees waived and expenses reimbursed by
       Pioneer Investment Management, Inc.                                                          (44,626)
     Less fees paid indirectly                                                                         (184)
-----------------------------------------------------------------------------------------------------------
     Net expenses                                                                              $    945,427
-----------------------------------------------------------------------------------------------------------
       Net investment income                                                                   $  4,938,682
===========================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
   Investments                                                              $   (200,168)
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                            73,202       $   (126,966)
-----------------------------------------------------------------------------------------------------------
  Change in net unrealized gain (loss) on:
   Investments                                                              $ (1,837,818)
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                           (32,227)      $ (1,870,045)
-----------------------------------------------------------------------------------------------------------
  Net loss on investments and foreign currency transactions                                    $ (1,997,011)
-----------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                         $  2,941,671
===========================================================================================================

The accompanying notes are an integral part of these financial statements.

36     Pioneer Short Term Income Fund | Annual Report | 8/31/09

Statements of Changes in Net Assets

For the Years Ended 8/31/09 and 8/31/08, respectively

------------------------------------------------------------------------------------------------------
                                                                     Year Ended          Year Ended
                                                                     8/31/09             8/31/08
------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                $  4,938,682        $  9,199,317
Net realized gain (loss) on investments and foreign currency
  transactions                                                           (126,966)            263,843
Change in net unrealized gain (loss) on investments and foreign
  currency transactions                                                (1,870,045)         (4,457,146)
------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations              $  2,941,671        $  5,006,014
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.46 and $0.45 per share, respectively)                 $   (705,053)       $   (646,532)
   Class B ($0.38 and $0.36 per share, respectively)                     (273,250)           (305,468)
   Class C ($0.39 and $0.37 per share, respectively)                     (261,030)           (128,316)
   Class Y ($0.49 and $0.49 per share, respectively)                   (5,053,655)         (8,200,188)
------------------------------------------------------------------------------------------------------
     Total distributions to shareowners                              $ (6,292,988)       $ (9,280,504)
------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                     $ 51,674,970        $ 31,317,727
Shares issued in reorganization                                         2,948,475                  --
Reinvestment of distributions                                           3,962,554           7,818,468
Cost of shares repurchased                                            (76,403,252)        (96,403,549)
------------------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from Fund
     share transactions                                              $(17,817,253)       $(57,267,354)
------------------------------------------------------------------------------------------------------
   Net decrease in net assets                                        $(21,168,570)       $(61,541,844)
NET ASSETS:
Beginning of year                                                     153,213,413         214,755,257
------------------------------------------------------------------------------------------------------
End of year                                                          $132,044,843        $153,213,413
------------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net investment income     $    (55,067)       $     93,204
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Annual Report | 8/31/09     37

--------------------------------------------------------------------------------------------------------
                                       '09 Shares       '09 Amount           '08 Shares     '08 Amount
--------------------------------------------------------------------------------------------------------
Class A
Shares sold                             1,481,394       $  13,487,157         1,344,504     $ 13,127,058
Shares issued in reorganization           310,760           2,815,490                --               --
Reinvestment of distributions              62,043             564,408            54,393          527,575
Less shares repurchased                (1,088,825)         (9,952,183)       (1,436,375)     (13,916,254)
--------------------------------------------------------------------------------------------------------
   Net increase (decrease)                765,372       $   6,914,872           (37,478)    $   (261,621)
========================================================================================================
Class B
Shares sold                               322,005       $   2,956,123           407,115     $  3,966,796
Reinvestment of distributions              20,043             181,876            20,097          194,871
Less shares repurchased                  (356,583)         (3,254,647)         (631,803)      (6,121,897)
--------------------------------------------------------------------------------------------------------
   Net decrease                           (14,535)      $    (116,648)         (204,591)    $ (1,960,230)
========================================================================================================
Class C
Shares sold                               973,568       $   8,938,734           347,231     $  3,380,937
Reinvestment of distributions              16,344             148,199             8,451           81,787
Less shares repurchased                  (440,687)         (3,972,471)         (288,749)      (2,793,273)
--------------------------------------------------------------------------------------------------------
   Net increase                           549,225       $   5,114,462            66,933     $    669,451
========================================================================================================
Class Y
Shares sold                             2,855,292       $  26,292,956         1,108,096     $ 10,842,936
Shares issued in reorganization            14,694             132,985                --               --
Reinvestment of distributions             339,487           3,068,071           722,346        7,014,235
Less shares repurchased                (6,550,393)        (59,223,951)       (7,552,206)     (73,572,125)
--------------------------------------------------------------------------------------------------------
   Net decrease                        (3,340,920)      $ (29,729,939)       (5,721,764)    $(55,714,954)
========================================================================================================

The accompanying notes are an integral part of these financial statements.

38     Pioneer Short Term Income Fund | Annual Report | 8/31/09

Financial Highlights

----------------------------------------------------------------------------------------------------
                                                                            Year Ended    Year Ended
                                                                            8/31/09       8/31/08
----------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                       $  9.52       $  9.76
----------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                                     $  0.37       $  0.45
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                      (0.03)        (0.24)
----------------------------------------------------------------------------------------------------
  Net increase from investment operations                                  $  0.34       $  0.21
Distributions to shareowners:
 Net investment income                                                       (0.46)        (0.45)
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                 $ (0.12)      $ (0.24)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $  9.40       $  9.52
====================================================================================================
Total return*                                                                 3.90%         2.18%
Ratio of net expenses to average net assets+                                  0.90%         0.91%
Ratio of net investment income to average net assets+                         3.59%         4.60%
Portfolio turnover rate                                                         43%           34%
Net assets, end of period (in thousands)                                   $19,544       $12,499
Ratios with no waiver of management fees and assumption of expenses by
 Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                 1.15%         1.00%
 Net investment income                                                        3.35%         4.51%
Ratios with waiver of management fees and assumption of expenses by
 Adviser and reduction for fees paid indirectly:
 Net expenses                                                                 0.90%         0.90%
 Net investment income                                                        3.59%         4.61%
====================================================================================================

Financial Highlights
-----------------------------------------------------------------------------------------------------------------
                                                                           Year Ended    Year Ended    Year Ended
                                                                           8/31/07       8/31/06       8/31/05
-----------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                       $  9.75       $  9.84       $ 10.02
-----------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                                     $  0.43       $  0.29       $  0.27
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                       0.02         (0.06)        (0.14)
-----------------------------------------------------------------------------------------------------------------
  Net increase from investment operations                                  $  0.45       $  0.23       $  0.13
Distributions to shareowners:
 Net investment income                                                       (0.44)        (0.32)        (0.31)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                 $  0.01       $ (0.09)      $ (0.18)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $  9.76       $  9.75       $  9.84
=================================================================================================================
Total return*                                                                 4.68%         2.38%         1.31%
Ratio of net expenses to average net assets+                                  0.91%         0.90%         0.90%
Ratio of net investment income to average net assets+                         4.27%         3.05%         2.68%
Portfolio turnover rate                                                         78%           81%           71%
Net assets, end of period (in thousands)                                   $13,184       $21,701       $11,512
Ratios with no waiver of management fees and assumption of expenses by
 Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                 1.00%         0.99%         1.40%
 Net investment income                                                        4.18%         2.96%         2.18%
Ratios with waiver of management fees and assumption of expenses by
 Adviser and reduction for fees paid indirectly:
 Net expenses                                                                 0.90%         0.90%         0.90%
 Net investment income                                                        4.28%         3.05%         2.68%
=================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                  Pioneer Short Term Income Fund | Annual Report | 8/31/09    39

----------------------------------------------------------------------------------------------------
                                                                            Year Ended    Year Ended
                                                                            8/31/09       8/31/08
----------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                                        $ 9.50        $ 9.75
----------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                                      $ 0.28        $ 0.36
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                      (0.01)        (0.25)
----------------------------------------------------------------------------------------------------
  Net increase from investment operations                                   $ 0.27        $ 0.11
Distributions to shareowners:
 Net investment income                                                       (0.38)        (0.36)
----------------------------------------------------------------------------------------------------
Net decrease in net asset value                                             $(0.11)       $(0.25)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $ 9.39        $ 9.50
====================================================================================================
Total return*                                                                 3.06%         1.16%
Ratio of net expenses to average net assets+                                  1.80%         1.80%
Ratio of net investment income to average net assets+                         3.15%         3.72%
Portfolio turnover rate                                                         43%           34%
Net assets, end of period (in thousands)                                    $6,582        $6,798
Ratios with no waiver of management fees and assumption of expenses by
 Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                 1.95%         1.85%
 Net investment income                                                        3.00%         3.67%
Ratios with waiver of management fees and assumption of expenses by
 Adviser and reduction for fees paid indirectly:
 Net expenses                                                                 1.80%         1.80%
 Net investment income                                                        3.15%         3.72%
====================================================================================================

Financial Highlights (continued)
-----------------------------------------------------------------------------------------------------------------
                                                                            Year Ended    Year Ended   Year Ended
                                                                            8/31/07       8/31/06      8/31/05
-----------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                                        $ 9.75       $  9.84       $10.01
-----------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                                      $ 0.34       $  0.20       $ 0.18
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                       0.01         (0.05)       (0.13)
-----------------------------------------------------------------------------------------------------------------
  Net increase from investment operations                                   $ 0.35       $  0.15       $ 0.05
Distributions to shareowners:
 Net investment income                                                       (0.35)        (0.24)       (0.22)
-----------------------------------------------------------------------------------------------------------------
Net decrease in net asset value                                             $   --       $ (0.09)      $(0.17)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $ 9.75       $  9.75       $ 9.84
=================================================================================================================
Total return*                                                                 3.64%         1.56%        0.56%
Ratio of net expenses to average net assets+                                  1.82%         1.80%        1.74%
Ratio of net investment income to average net assets+                         3.37%         2.14%        1.68%
Portfolio turnover rate                                                         78%           81%          71%
Net assets, end of period (in thousands)                                    $8,969       $14,959       $3,338
Ratios with no waiver of management fees and assumption of expenses by
 Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                 1.88%         1.82%        2.29%
 Net investment income                                                        3.31%         2.12%        1.13%
Ratios with waiver of management fees and assumption of expenses by
 Adviser and reduction for fees paid indirectly:
 Net expenses                                                                 1.80%         1.80%        1.74%
 Net investment income                                                        3.39%         2.14%        1.68%
=================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

40    Pioneer Short Term Income Fund | Annual Report | 8/31/09

----------------------------------------------------------------------------------------------------
                                                                            Year Ended    Year Ended
                                                                            8/31/09       8/31/08
----------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                        $ 9.49        $ 9.74
----------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                                      $ 0.29        $ 0.37
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                      (0.01)        (0.25)
----------------------------------------------------------------------------------------------------
  Net increase from investment operations                                   $ 0.28        $ 0.12
Distributions to shareowners:
 Net investment income                                                       (0.39)        (0.37)
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                  $(0.11)       $(0.25)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $ 9.38        $ 9.49
====================================================================================================
Total return*                                                                 3.14%         1.25%
Ratio of net expenses to average net assets+                                  1.79%         1.73%
Ratio of net investment income to average net assets+                         2.74%         3.77%
Portfolio turnover rate                                                         43%           34%
Net assets, end of period (in thousands)                                    $8,549        $3,441
Ratios with no waiver of management fees and assumption of expenses by
 Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                 1.79%         1.73%
 Net investment income                                                        2.74%         3.77%
Ratios with waiver of management fees and assumption of expenses by
 Adviser and reduction for fees paid indirectly:
 Net expenses                                                                 1.79%         1.73%
 Net investment income                                                        2.74%         3.77%
====================================================================================================

-----------------------------------------------------------------------------------------------------------------
                                                                            Year Ended    Year Ended   Year Ended
                                                                            8/31/07       8/31/06      8/31/05
-----------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                        $ 9.73        $ 9.82        $10.00
-----------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                                      $ 0.35        $ 0.21        $ 0.20
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                       0.01         (0.07)        (0.14)
-----------------------------------------------------------------------------------------------------------------
  Net increase from investment operations                                   $ 0.36        $ 0.14        $ 0.06
Distributions to shareowners:
 Net investment income                                                       (0.35)        (0.23)        (0.24)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                  $ 0.01        $(0.09)       $(0.18)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $ 9.74        $ 9.73        $ 9.82
=================================================================================================================
Total return*                                                                 3.79%         1.47%         0.58%
Ratio of net expenses to average net assets+                                  1.72%         1.78%         1.69%
Ratio of net investment income to average net assets+                         3.45%         2.16%         1.95%
Portfolio turnover rate                                                         78%           81%           71%
Net assets, end of period (in thousands)                                    $2,879        $5,964        $4,804
Ratios with no waiver of management fees and assumption of expenses by
 Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                 1.72%         1.78%         2.38%
 Net investment income                                                        3.45%         2.16%         1.26%
Ratios with waiver of management fees and assumption of expenses by
 Adviser and reduction for fees paid indirectly:
 Net expenses                                                                 1.71%         1.78%         1.69%
 Net investment income                                                        3.46%         2.16%         1.95%
=================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                  Pioneer Short Term Income Fund | Annual Report | 8/31/09    41

---------------------------------------------------------------------------------------------------
                                                                            Year Ended   Year Ended
                                                                            8/31/09      8/31/08
---------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                       $  9.51      $   9.76
---------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                                     $  0.40      $   0.48
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                      (0.04)        (0.24)
---------------------------------------------------------------------------------------------------
  Net increase from investment operations                                  $  0.36      $   0.24
Distributions to shareowners:
 Net investment income                                                       (0.49)        (0.49)
---------------------------------------------------------------------------------------------------
Net decrease in net asset value                                            $ (0.13)     $  (0.25)
---------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $  9.38      $   9.51
===================================================================================================
Total return*                                                                 4.11%         2.45%
Ratio of net expenses to average net assets+                                  0.63%         0.55%
Ratio of net investment income to average net assets+                         4.36%         4.98%
Portfolio turnover rate                                                         43%           34%
Net assets, end of period (in thousands)                                   $97,370      $130,475
Ratios with no waiver of management fees and assumption of expenses by
 Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                 0.63%         0.55%
 Net investment income                                                        4.36%         4.98%
Ratios with waiver of management fees and assumption of expenses by
 Adviser and reduction for fees paid indirectly:
 Net expenses                                                                 0.63%         0.55%
 Net investment income                                                        4.36%         4.98%
===================================================================================================

Financial Highlights (continued)

-----------------------------------------------------------------------------------------------------------------
                                                                          Year Ended    Year Ended     Year Ended
                                                                          8/31/07       8/31/06        8/31/05
-----------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                      $   9.76      $   9.85       $ 10.01
-----------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                                    $   0.45      $   0.32       $  0.30
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                       0.02         (0.06)        (0.12)
-----------------------------------------------------------------------------------------------------------------
  Net increase from investment operations                                 $   0.47      $   0.26       $  0.18
Distributions to shareowners:
 Net investment income                                                       (0.47)        (0.35)        (0.34)
-----------------------------------------------------------------------------------------------------------------
Net decrease in net asset value                                           $     --      $  (0.09)      $ (0.16)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $   9.76      $   9.76       $  9.85
=================================================================================================================
Total return*                                                                 4.96%         2.73%         1.86%
Ratio of net expenses to average net assets+                                  0.53%         0.53%         0.58%
Ratio of net investment income to average net assets+                         4.68%         3.37%         2.53%
Portfolio turnover rate                                                         78%           81%           71%
Net assets, end of period (in thousands)                                  $189,724      $148,514       $17,672
Ratios with no waiver of management fees and assumption of expenses by
 Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                 0.53%         0.53%         0.99%
 Net investment income                                                        4.68%         3.37%         2.12%
Ratios with waiver of management fees and assumption of expenses by
 Adviser and reduction for fees paid indirectly:
 Net expenses                                                                 0.53%         0.53%         0.58%
 Net investment income                                                        4.68%         3.37%         2.53%
=================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
+    Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

42    Pioneer Short Term Income Fund | Annual Report | 8/31/09

Notes to Financial Statements | 8/31/09

1. Organization and Significant Accounting Policies

Pioneer Short Term Income Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income to the extent consistent with a relatively high level of stability of principal.

The Fund offers four classes of shares -- Class A, Class B, Class C, and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of underlying issuers and their inability to meet their debt obligations. The Fund's prospectuses contain unaudited information regarding the Fund's principal risks. Please refer to those documents when considering the Fund's principal risks.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting year. Actual results could differ from those estimates.

                 Pioneer Short Term Income Fund | Annual Report | 8/31/09     43

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

     The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Thus, the valuation of the Fund's securities may differ from exchange prices. At August 31, 2009, two securities were valued using fair value methods, representing 0.74% of net assets. Inputs used in the valuation of a security using fair value methods include credit ratings, the financial condition of the company, current market conditions and comparable securities. Short-term fixed income securities with remaining maturities of sixty days of less generally are valued at amortized cost.

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. All discounts/ premiums on debt securities are accreted/ amortized for financial reporting purposes over the life of the respective securities, and are included in interest income. Market discount and premium are accreted or amortized daily. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the underlying monthly paydowns. Interest income is recorded on the accrual basis.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between

44     Pioneer Short Term Income Fund | Annual Report | 8/31/09
     the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. (See Note 6)

D.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

     At August 31, 2009, the Fund had a net capital loss carryforward of $6,559,697, of which the following amounts will expire between 2010 and 2017 if not utilized: $124 in 2011, $1,200,645 in 2012, $628,614 in 2013,
     $975,752 in 2014, $2,520,831 in 2015, $667,204 in 2016 and $566,527 in
     2017.

     The Fund has elected to defer approximately $917,360 of capital losses recognized between November 1, 2008 and August 31, 2009 to its fiscal year ending August 31, 2010.

                 Pioneer Short Term Income Fund | Annual Report | 8/31/09     45

     At August 31, 2009, the Fund has reclassified $1,206,035 to increase undistributed net investment income, $1,168,091 to decrease accumulated net realized loss on investments and foreign currency transactions and $37,944 to decrease paid-in capital, to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Fund and presents the Fund's capital accounts on a tax basis.

     The tax character of distributions paid during the years ended August 31, 2009 and August 31, 2008 was as follows:

     -----------------------------------------------------------
                                           2009            2008
     -----------------------------------------------------------
        Distributions paid from:
        Ordinary income              $6,292,988       $9,280,504
     -----------------------------------------------------------
          Total                      $6,292,988       $9,280,504
     ===========================================================

     The following shows the components of distributable earnings on a federal income tax basis at August 31, 2009:

     -----------------------------------------------------------
                                                          2009
     -----------------------------------------------------------
        Distributable earnings:
        Undistributed ordinary income              $     257,667
        Capital loss carryforward                     (6,559,697)
        Post-October loss deferred                      (917,360)
        Dividends payable                               (342,771)
        Unrealized depreciation                       (7,204,009)
     -----------------------------------------------------------
          Total                                    $ (14,766,170)
     ===========================================================

     The difference between book basis and tax-basis unrealized depreciation is attributable to the tax treatment of premium and amortization, the mark-to-market of foreign currency contracts and adjustments relating to catastrophe bonds.

E.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned approximately $2,477 in underwriting commissions on the sale of Class A shares for the year ended August 31, 2009.

F.   Class Allocations

     Income, common expenses, and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, and Class C shares of the Fund, respectively (see Note 4). Class Y shares are not subject to a distribution plan.


46     Pioneer Short Term Income Fund | Annual Report | 8/31/09

     Shareowners of each class participate in all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time except that Class A, Class B, Class C and Class Y shares can bear different transfer agent and distribution expense rates.

G.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the value of the repurchase agreement. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

H.   Securities Lending

     The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the fair value of the securities loaned, which is invested in temporary cash investments. Credit Suisse, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends and interest on the securities loaned. Gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the fair value of the loaned securities. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund will be required to return the cash collateral to the borrower and could suffer a loss if the fair value of the collateral, as invested, has declined.


                 Pioneer Short Term Income Fund | Annual Report | 8/31/09     47

2.   Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.40% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.90%, 1.80%, 1.80% and 0.79% of the average daily net assets attributable to Class A, Class B, Class C and Class Y shares, respectively. These expense limitations are in effect through January 1, 2012 for Class A shares, January 1, 2010 for Class B and Class C shares and June 1, 2012 for Class Y shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $4,705 in management fees, administrative costs and certain other reimbursements payable to PIM at August 31, 2009.

3.   Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimbursed PIMSS for out-of-pocket expenses related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended August 31, 2009, such out of pocket expenses by class of shares were as follows:

--------------------------------------------
 Shareholder Communications:
--------------------------------------------
 Class A                             $ 9,351
 Class B                               3,088
 Class C                                 683
 Class Y                               3,021
   Total                             $16,143
============================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $7,011 in transfer agent fees payable to PIMSS at August 31, 2009.

4.   Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B


48     Pioneer Short Term Income Fund | Annual Report | 8/31/09
and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,630 in distribution fees payable to PFD at August 31, 2009.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase (within 12 months for purchases made on or after April 1, 2009). Class B shares that are redeemed within three years of purchases are subject to a CDSC at declining rates beginning at 2.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Proceeds from the CDSCs are paid to PFD. For the year ended August 31, 2009, CDSCs in the amount of $19,886 were paid to PFD.

5.   Expense Offset Agreements

The Fund has entered into certain expense offset arrangements with PIMSS, resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended August 31, 2009, the Fund's expenses were reduced by $184 under such arrangements.

6.   Forward Foreign Currency Contracts

At August 31, 2009, the Fund had entered into various contracts that obligate the Fund to deliver currencies at specified future dates. At the maturity of a contract, the Fund must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Fund may close out such contracts by entering into an offsetting hedge contract. The average number of contracts open during the year ended August 31, 2009 was 2,913,462. Open portfolio hedges at August 31, 2009 were as follows:

----------------------------------------------------------------------------------
             Net                                                        Net
             Contracts to    In Exchange    Settlement                  Unrealized
 Currency    deliver         For            Date           Value        Loss
----------------------------------------------------------------------------------
 NOK
 (Norwegian
 Krone)      (2,525,000)     $405,492       9/03/09        $ (419,157)  $ (13,665)

At August 31, 2009, the Fund had no outstanding settlement hedges.

7.   Unfunded Loan Commitments

As of August 31, 2009, the Fund had no unfunded loan commitments.

                 Pioneer Short Term Income Fund | Annual Report | 8/31/09     49

8.   Merger Information

On May 15, 2009, beneficial owners of Regions Morgan Keegan Select Limited Maturity Fixed Income Fund approved a proposed Agreement and Plan of Reorganization that provided for the merger listed below. This tax-free reorganization was accomplished on May 15, 2009 ("Closing Date"), by exchanging all of Regions Morgan Keegan Select Limited Maturity Fixed Income Fund's net assets in Class A, Class C and Class I shares for Pioneer Short Term Income Fund's shares, based on Pioneer Short Term Income Fund's Class A, Class A and Class Y shares' ending net asset value, respectively. The following charts show the details of the reorganization as of that Closing Date:

-------------------------------------------------------------------------------------------------
                                                Regions Morgan              Pioneer
                       Pioneer Short Term       Keegan Limited Maturity     Short Term
                       Income Fund              Fixed Income Fund           Income Fund
                       (Pre-Reorganization)     (Pre-Reorganization)        (Post-Reorganization)
-------------------------------------------------------------------------------------------------
 Net Assets
 Class A               $14,463,249              $2,568,326                  $ 17,278,739*
 Class B               $ 6,457,009                      --                  $  6,457,009
 Class C               $ 6,717,464              $  247,164                  $  6,717,464*
 Class Y/I             $70,142,312              $  132,985                  $ 70,275,297
-------------------------------------------------------------------------------------------------
 Total Net Assets      $97,780,034              $2,948,475                  $100,728,509
-------------------------------------------------------------------------------------------------
 Shares Outstanding
 Class A                 1,596,197                 340,313                     1,906,957*
 Class B                   713,308                      --                       713,308
 Class C                   742,845                  32,753                       742,845*
 Class Y/I               7,751,275                  17,619                     7,765,969
 Shares Issued in
  Reorganization
 Class A                                                                         310,760
 Class Y                                                                          14,694


-----------------------------------------------------------------------------------------------------
                                                                     Unrealized          Accumulated
                                                                     Depreciation On     Gain On
                                                                     Closing Date        Closing Date
-----------------------------------------------------------------------------------------------------
 Regions Morgan Keegan Select Limited Maturity Fixed Income Fund     $(189,329)          $16,539

* On Closing Date, Class C shares of Regions Morgan Keegan Select Limited Maturity Fixed Income Fund were exchanged for Class A shares of Pioneer Short Term Income Fund.


50     Pioneer Short Term Income Fund | Annual Report | 8/31/09

9. Additional Disclosures about Derivative Instruments and Hedging Activities:

Fair values of derivative instruments as of August 31, 2009:

Derivatives not
accounted for as
hedging instruments
under Statement 133             Asset Derivatives 2009         Liabilities Derivatives 2009
----------------------------------------------------------------------------------------------
                                Balance Sheet       Fair       Balance Sheet       Fair
                                Location            Value      Location            Value
----------------------------------------------------------------------------------------------
 Foreign Exchange Contracts     Receivables*        $--        Payables            $13,665
 Total                                              $--                            $13,665

* Foreign exchange contracts are shown as a net payable on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended August 31, 2009 was as follows:

----------------------------------------------------------------------------------------------
Derivatives Not                                                                   Change in
Accounted for         Location of Gain                         Realized Gain      Unrealized
as Hedging            or (Loss) On                             or (Loss) on       Gain or (Loss)
Instruments           Derivatives                              Derivatives        on Derivatives
Under                 Recognized                               Recognized         Recognized
Statement 133         in Income                                in Income          in Income
----------------------------------------------------------------------------------------------
 Foreign Exchange     Net realized loss on forward foreign     $51,080
 Contracts            currency contracts and other assets
                      and liabilities denominated in
                      foreign currencies

 Foreign Exchange     Change in unrealized gain (loss) on                         $(32,436)
 Contracts            forward foreign currency contracts
                      and other assets and liabilities
                      denominated in foreign currencies

10.  Subsequent Events

In preparing these financial statements, PIM has evaluated the impact of all subsequent events and transactions for potential recognition or disclosure through October 21, 2009, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.


                 Pioneer Short Term Income Fund | Annual Report | 8/31/09     51

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Pioneer Short Term Income Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Short Term Income Fund (the Fund), including the schedule of investments, as of August 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2009, by correspondence with the custodian, brokers and agent banks or by other appropriate auditing procedures where replies from brokers and agent banks were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Short Term Income Fund at August 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
October 21, 2009


52     Pioneer Short Term Income Fund | Annual Report | 8/31/09

ADDITIONAL INFORMATION (unaudited)

The percentage of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 89.27%.


                 Pioneer Short Term Income Fund | Annual Report | 8/31/09     53

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Independent Registered Public Accounting Firm
Ernst & Young LLP


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Trustees and Officers

The Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 63 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.


54     Pioneer Short Term Income Fund | Annual Report | 8/31/09

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
                          Position Held          Length of Service         Principal Occupation During          Other Directorships
Name and Age              with the Fund          and Term of Office        Past Five Years                      Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (83)*  Chairman of the Board, Trustee since 2004.       Deputy Chairman and a director of    None
                          Trustee and President  Serves until a successor  Pioneer Global Asset Management
                                                 trustee is elected or     S.p.A. ("PGAM"); Non-Executive
                                                 earlier retirement or     Chairman and a director of Pioneer
                                                 removal.                  Investment Management USA Inc.
                                                                           ("PIM-USA"); Chairman and a director
                                                                           of Pioneer; Chairman and Director of
                                                                           Pioneer Institutional Asset
                                                                           Management, Inc. (since 2006);
                                                                           Director of Pioneer Alternative
                                                                           Investment Management Limited
                                                                           (Dublin); President and a Director of
                                                                           Pioneer Alternative Investment
                                                                           Management (Bermuda) Limited and
                                                                           affiliated funds; Director of
                                                                           PIOGLOBAL Real Estate Investment Fund
                                                                           (Russia) (until June 2006); Director
                                                                           of Nano-C, Inc. (since 2003);
                                                                           Director of Cole Management Inc.
                                                                           (since 2004); Director of Fiduciary
                                                                           Counseling, Inc.; President and
                                                                           Director of Pioneer Funds
                                                                           Distributor, Inc. ("PFD") (until May
                                                                           2006); President of all of the
                                                                           Pioneer Funds; and Of Counsel, Wilmer
                                                                           Cutler Pickering Hale and Dorr LLP
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (51)* Trustee and Executive  Trustee since 2008.       Director, CEO and President of       None
                          Vice President         Serves until a successor  Pioneer Investment Management USA
                                                 trustee is elected or     Inc. (since February 2007); Director
                                                 earlier retirement or     and President of Pioneer Investment
                                                 removal.                  Management, Inc. and Pioneer
                                                                           Institutional Asset Management, Inc.
                                                                           (since February 2007); Executive Vice
                                                                           President of all of the Pioneer Funds
                                                                           (since March 2007); Director of
                                                                           Pioneer Global Asset Management
                                                                           S.p.A. (since April 2007); Head of
                                                                           New Markets Division, Pioneer Global
                                                                           Asset Management S.p.A. (2000 - 2007)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

                  Pioneer Short Term Income Fund | Annual Report | 8/31/09    55

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
                          Position Held          Length of Service         Principal Occupation During         Other Directorships
Name and Age              with the Fund          and Term of Office        Past Five Years                     Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (65)        Trustee                Trustee since 2005.       Managing Partner, Federal City      Director of
                                                 Serves until a successor  Capital Advisors (boutique merchant Enterprise Community
                                                 trustee is elected or     bank) (1997 to 2004 and 2008 -      Investment, Inc.
                                                 earlier retirement or     present); and Executive Vice        (privately held
                                                 removal.                  President and Chief Financial       affordable housing
                                                                           Officer, I-trax, Inc. (publicly     finance company);
                                                                           traded health care services         Director of New York
                                                                           company) (2004 - 2007)              Mortgage Trust
                                                                                                               (publicly traded
                                                                                                               mortgage REIT); and
                                                                                                               Director of Oxford
                                                                                                               Analytica, Inc.
                                                                                                               (privately held
                                                                                                               research and
                                                                                                               consulting company)
-----------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (61)         Trustee                Trustee since 2004.       President, Bush International, LLC  Director of Marriott
                                                 Serves until a successor  (international financial advisory   International, Inc.;
                                                 trustee is elected or     firm)                               Director of Discover
                                                 earlier retirement or                                         Financial Services
                                                 removal.                                                      (credit card issuer
                                                                                                               and electronic
                                                                                                               payment services);
                                                                                                               Director of Briggs &
                                                                                                               Stratton Co. (engine
                                                                                                               manufacturer);
                                                                                                               Director of UAL
                                                                                                               Corporation (airline
                                                                                                               holding company);
                                                                                                               Director of Mantech
                                                                                                               International
                                                                                                               Corporation (national
                                                                                                               security, defense,
                                                                                                               and intelligence
                                                                                                               technology firm); and
                                                                                                               Member, Board of
                                                                                                               Governors, Investment
                                                                                                               Company Institute
------------------------------------------------------------------------------------------------------------------------------------

56    Pioneer Short Term Income Fund | Annual Report | 8/31/09

------------------------------------------------------------------------------------------------------------------------------------
                            Position Held        Length of Service         Principal Occupation During         Other Directorships
Name and Age                with the Fund        and Term of Office        Past Five Years                     Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (65)   Trustee              Trustee since 2008.       Professor, Harvard University       Trustee, Mellon
                                                 Serves until a successor                                      Institutional Funds
                                                 trustee is elected or                                         Investment Trust and
                                                 earlier retirement or                                         Mellon Institutional
                                                 removal.                                                      Funds Master
                                                                                                               Portfolio (oversees
                                                                                                               17 portfolios in fund
                                                                                                               complex)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (62)   Trustee              Trustee since 2004.       Founding Director, Vice President   None
                                                 Serves until a successor  and Corporate Secretary, The
                                                 trustee is elected or     Winthrop Group, Inc. (consulting
                                                 earlier retirement or     firm); and Desautels Faculty of
                                                 removal.                  Management, McGill University
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (58)        Trustee              Trustee since 2006.       Chief Executive Officer,            None
                                                 Serves until a successor  Quadriserv, Inc. (technology
                                                 trustee is elected or     products for securities lending
                                                 earlier retirement or     industry) (2008 - present);
                                                 removal.                  Private investor (2004 - 2008);
                                                                           and Senior Executive Vice
                                                                           President, The Bank of New York
                                                                           (financial and securities
                                                                           services) (1986 - 2004)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (61)    Trustee              Trustee since 2004.       President and Chief Executive       Director of New
                                                 Serves until a successor  Officer, Newbury, Piret & Company,  America High Income
                                                 trustee is elected or     Inc. (investment banking firm)      Fund, Inc.
                                                 earlier retirement or                                         (closed-end
                                                 removal.                                                      investment company)
------------------------------------------------------------------------------------------------------------------------------------

                  Pioneer Short Term Income Fund | Annual Report | 8/31/09    57

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
                            Position Held        Length of Service         Principal Occupation During         Other Directorships
Name and Age                with the Fund        and Term of Office        Past Five Years                     Held by this Officer
------------------------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (61)    Secretary            Since 2004. Serves at     Secretary of PIM-USA; Senior Vice   None
                                                 the discretion of the     President -- Legal of Pioneer;
                                                 Board.                    Secretary/Clerk of most of
                                                                           PIM-USA's subsidiaries; and
                                                                           Secretary of all of the Pioneer
                                                                           Funds since September 2003
                                                                           (Assistant Secretary from November
                                                                           2000 to September 2003)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (44)  Assistant Secretary  Since 2004. Serves at     Associate General Counsel of        None
                                                 the discretion of the     Pioneer since January 2008 and
                                                 Board.                    Assistant Secretary of all of the
                                                                           Pioneer Funds since September
                                                                           2003; Vice President and Senior
                                                                           Counsel of Pioneer from July 2002
                                                                           to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (49)        Treasurer            Since 2008. Serves at     Vice President -- Fund Accounting,  None
                                                 the discretion of the     Administration and Controllership
                                                 Board.                    Services of Pioneer; and Treasurer
                                                                           of all of the Pioneer Funds since
                                                                           March 2008; Deputy Treasurer of
                                                                           Pioneer from March 2004 to
                                                                           February 2008; Assistant Treasurer
                                                                           of all of the Pioneer Funds from
                                                                           March 2004 to February 2008; and
                                                                           Treasurer and Senior Vice
                                                                           President, CDC IXIS Asset
                                                                           Management Services from 2002
                                                                           to 2003
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (44)       Assistant Treasurer  Since 2004. Serves at     Assistant Vice President -- Fund    None
                                                 the discretion of the     Accounting, Administration and
                                                 Board.                    Controllership Services of
                                                                           Pioneer; and Assistant Treasurer
                                                                           of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (51)          Assistant Treasurer  Since 2004. Serves at     Fund Accounting Manager -- Fund     None
                                                 the discretion of the     Accounting, Administration and
                                                 Board.                    Controllership Services of
                                                                           Pioneer; and Assistant Treasurer
                                                                           of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (29)       Assistant Treasurer  Since 2009. Serves at     Fund Administration Manager --      None
                                                 the discretion of the     Fund Accounting, Administration
                                                 Board.                    and Controllership Services since
                                                                           November 2008 and Assistant
                                                                           Treasurer of all of the Pioneer
                                                                           Funds since January 2009; Client
                                                                           Service Manager -- Institutional
                                                                           Investor Services at State Street
                                                                           Bank from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------

58    Pioneer Short Term Income Fund | Annual Report | 8/31/09

------------------------------------------------------------------------------------------------------------------------------------
                            Position Held        Length of Service         Principal Occupation During         Other Directorships
Name and Age                with the Fund        and Term of Office        Past Five Years                     Held by this Officer
------------------------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (50)      Chief Compliance     Since 2007. Serves at     Chief Compliance Officer of         None
                            Officer              the discretion of the     Pioneer since December 2006 and of
                                                 Board.                    all the Pioneer Funds since
                                                                           January 2007; Vice President and
                                                                           Compliance Officer, MFS Investment
                                                                           Management (August 2005 to
                                                                           December 2006); Consultant,
                                                                           Fidelity Investments (February
                                                                           2005 to July 2005); Independent
                                                                           Consultant (July 1997 to February
                                                                           2005)
------------------------------------------------------------------------------------------------------------------------------------


                  Pioneer Short Term Income Fund | Annual Report | 8/31/09    59

                            This page for your notes.

60     Pioneer Short Term Income Fund | Annual Report | 8/31/09

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                               1-800-225-4240


Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)


Visit our web site:                                 www.pioneerinvestments.com


This report must be accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Fund, including fees associated with the annual filing of its Form N-1A, totaled approximately $37,000 in 2009 and $36,700 in 2008.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no fees for audit-related services provided to the Fund during the fiscal years ended August
31, 2009 and 2008.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled approximately $8,290 and $8,290 in 2009 and 2008, respectively.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

All Other Fees
There were no fees for other services
provided to the Fund during the fiscal years ended August
31, 2009 and 2008.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended August 31, 2008 and 2007, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately $8,290 in 2009 and $8,290 in 2008.


(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Short Term Income Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date October 29, 2009


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date October 29, 2009


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date October 29, 2009

* Print the name and title of each signing officer under his or her signature.